 CHANCELLOR LGT
 ASSET MANAGEMENT
 OVER 25 YEARS
 OF INVESTING
 WORLDWIDE
GT GLOBAL
INCOME FUNDS

SEMIANNUAL REPORT
APRIL 30, 1997

                                                                          [LOGO]

GT Global
INCOME FUNDS

TABLE OF CONTENTS

Message from the Chairman ..................1

Market Overview.............................2

GT Global
Government Income Fund......................4

GT Global
High Income Fund............................7

GT Global
Strategic Income Fund......................10

Report of
Independent Accountants...................F-1

Financials................................F-2

                                  Inside Back
List of Funds...........................cover


The views of the Funds' management as described in this report are as of the date it was written. Portfolio holdings and allocations are as of April 30, 1997, unless otherwise noted. Views, portfolio holdings and allocations may have changed subsequent to these dates.

                                                          GT GLOBAL INCOME FUND

MESSAGE FROM THE CHAIRMAN

Dear Investor,

These reports are written in a style we hope you find enjoyable to read and easy to understand. Our intention is to provide our shareholders with meaningful information about the relative performance of GT Global Mutual Funds. We think it is important to help investors develop a global perspective about their investments, including developments in individual economies around the world. Specifically, we address how macroeconomic and political events within countries influence investment results and, ultimately, Fund performance.

In each semiannual report, we describe our management process and offer insights into the Fund's investment strategy. Companies and countries in which the Fund invests are discussed, as well as issues pertinent to decisions affecting the Funds. Biographical information on portfolio managers' background and experience is also included, and through our question and answer format, we make it possible for shareholders to be included in the thought processes that form the basis of their investment decisions. Additionally, we have included performance illustrations that show the historical returns of a hypothetical investment and compare it to an appropriate benchmark.

We make every effort to communicate as clearly as possible because we want you, our shareholders, to have a useful understanding of what is happening with your investments in GT Global Mutual Funds, and why.

We would also like to emphasize that today--as global investing continues to become increasingly complex, information travels as quickly as a keystroke, and critical decisions must be made within shorter time frames--prudent advice, professional management, global diversification and investing for the long term have never been more important.

As always, we appreciate and value our shareholders in GT Global Mutual Funds. Sincerely,

[SIGNATURE]

William J. Guilfoyle
CHAIRMAN OF THE BOARD AND PRESIDENT
GT GLOBAL MUTUAL FUNDS

MARKET OVERVIEW

FUND MANAGEMENT

As part of our commitment to enhance Fund performance, we have recently appointed Cheng-Hock Lau as Chief Investment Officer, Global Fixed Income North America (N.A.). Prior to joining Chancellor LGT Asset Management in 1995, Mr. Lau spent a total of 13 years with Fiduciary Trust, Bankers Trust and Glaxo Enterprises as a Fund Manager for Global Fixed Income. He received his B.B.A. in finance from the University of Oregon.

We are also pleased to announce Michael Mabbutt as Head of Global Emerging Market Debt. From 1992 to 1996, Mr. Mabbutt was a Senior Fixed Income Manager at Barings Asset Management, and, from 1986 to 1992, he was a Fixed Income Investment Manager at Norwich Life. He joined Chancellor LGT Asset Management in 1997. Mr. Mabbutt holds a B.Sc. from the University of Capetown.

In this report, Mr. Lau and Mr. Mabbutt discuss their views and expectations for global fixed income markets.

ESTABLISHED MARKETS

The predominant overall investment theme was contrasting economic growth patterns between the U.S., Germany and Japan. U.S. GDP growth continued to accelerate from its brief summer 1996 pause, and in the first quarter of 1997, the U.S. economy grew at a 5.8% annualized rate. Unemployment in the U.S. is at a two-decade low of 4.9%. The demand side of the economy continues to exhibit strength, evidenced by strong retail sales, robust housing indicators, and rises in personal disposable income. Inflation, however, has not surfaced as companies have been able to absorb wage increases through increased productivity. While inflation was positive, the Federal Reserve focused on demand growth as a leading indicator of future inflationary pressures, and in March the Federal Open Markets Committee (FOMC) tightened the Fed funds rate by 25 basis points, to 5.5%. U.S. bond investors sold bonds in response to strong economic growth indicators, and 10-year yields rose from a low of 6% to a high of 6.9%.

Conversely, economic growth in Europe, led by Germany, continued to be anemic. Real GDP growth for 1996 was a disappointing 1.5%, and early indicators in 1997 point to a continuation of that trend. Unemployment has soared to post-war highs of 9.8%, and domestic demand has been correspondingly weak as consumers preferred to save their earnings. GDP growth has been generated by the export sector of the economy, the direct beneficiary of the weaker deutschemark. Export orders have grown at double-digit rates, while domestic orders are barely above 1%. Overlaying this gloomy economic landscape were the clouds of government fiscal policy retrenchment, in an effort to meet 1998 European Monetary Union deficit goals.

The UK, where growth was a healthy 3.7% in 1996 and appears to be continuing so far in 1997, was the exception. However, inflation has trended lower and while unemployment is falling, unlike in the U.S., it is not at excessively low levels. These factors supported UK bond prices despite the selloff in U.S. bonds. Investors saw German and UK bond yields fall from 6% to 5.8% and from 7.7% to 7.4%, respectively.

GERMAN BONDS OUTPERFORM U.S.

        U.S. 10-yr. bonds     German 10-yr. bonds
11/1         6.38                    6.03
             6.25                    5.919
             6.18                    5.81
             6.14                    5.813
             6.05                    5.644
             6.24                    5.866
12/13        6.32                    5.866
             6.36                    5.824
             6.29                    5.803
             6.5                     5.945
             6.61                    5.914
             6.54                    5.744
1/24         6.62                    5.786
             6.5                     5.74
             6.4                     5.63
             6.27                    5.493
             6.37                    5.528
             6.55                    5.518
             6.54                    5.691
             6.69                    5.706
3/21         6.76                    5.921
             6.91                    5.931
             6.91                    6.031
             6.97                    5.958
             6.83                    5.828
4/25         6.94                    5.934


While yields on U.S. 10-yr bonds rose to nearly 7% at the end of April, yields on German 10-yr bonds tracked sideways over the period, causing the spread to widen to 101 basis points.

Source: Bloomberg, June 1997

Although Japanese 1996 GDP growth, led by strong consumer demand, was a robust 3.6%, most analysts and investors are anticipating a fall in Japan's GDP growth rate in the latter half of 1997. A hike in the consumption tax and lower government spending are likely to precipitate a decline. Bond investors chose to focus on the anticipated downturn in economic activity and on the very fragile state of the Japanese financial system, which was highlighted by several high-profile bank failures and scandals. Ten-year bond yields fell to an all-time low of 2.3%, as market sentiment turned excessively negative on Japan's future growth prospects.

EMERGING MARKETS

Emerging market debt performed well in the final months of 1996 through to the third week in February of this year, driven largely by favorable trends in international capital flows and improvements in the political and economic situations of many emerging countries.

Beginning in late February, however, with expectations of a rise in U.S. interest rates, emerging market debt witnessed a correction. Many emerging economies remain dependent on capital inflows from established markets. When U.S. Treasuries started rising in yield, reaching nearly 7% by the time the Fed tightened rates, many investors switched into better-quality instruments and cash.

As it became clearer that this period was not in fact similar to 1994 when the Fed touched off a series of interest rate hikes, investor sentiment began to improve. Thus, despite the February correction, emerging market debt performed well overall for the six month-period to the end of April. Bulgaria was the top-performing emerging debt market as it moved closer to an accord with the International Monetary Fund (IMF). Fundamentals also improved somewhat after a particularly painful 1996. In general, we are enthusiastic about political changes there and believe the new, reform-minded government will accelerate economic progress. Moreover, the introduction of a currency board should boost consumer confidence. Support from multilateral organizations also appears forthcoming, which could help Bulgaria overcome their debt servicing problems, implement the currency board and improve infrastructure.

The three core Latin markets--Mexico, Argentina and Brazil--also enjoyed relatively strong positive returns over the six months. Their economic growth prospects remain quite good and industrial production is starting to improve after several volatile years. In Mexico, the recovery has largely been export-- and investment-led. By contrast, the Argentine rebound has been driven primarily by a pickup in consumer confidence. The Brazilian economy has also benefited from increased confidence but, on the other hand, it has been held back by worries over a rising current account deficit, which is likely to force the government to restrain growth.

IMPROVING FUNDAMENTALS


                          Growth          Inflation           Gov Bud
                                                             Bal % GDP
                       1993   1997f      1993     1997f     1993     1997f

Total Emerging          6.3    6.2       43.0     11.0      (3.0)    (1.6)

Latin America           3.2    4.0      210       13.0      (0.1)    (0.9)

Asia                    8.7    7.5        9.6      7.8      (2.4)    (1.4)

Europe/ME               4.2    3.3       24.0     26.4      (7.1)    (4.5)

Improving fundamentals in many emerging economies have contributed to the strong performance of their debt markets. Economic conditions forecasted for 1997, in fact, compare very favorably with 1993-the year in which emerging markets were the darlings of international investment.

Source: World Economic Outlook, October 1996

INVESTMENT OBJECTIVE

The Fund primarily seeks a high level of current income. The Fund's secondary objectives are capital appreciation and protection of principal through active management of maturity structure and currency exposure. It invests primarily in high-quality U.S. and foreign government securities.

GT GLOBAL Government INCOME FUND
PERFORMANCE SUMMARY

JP Morgan Global Government Bond Index       GT Global Government Income Fund
3/29/88     10000                            9525
            10022                            9525
            9975                             9442
            9868                             9299
            9780                             9290
            9704                             9256
            9635                             9231
            9875                             9379
            10264                            9589
            10353                            9721
            10292                            9632
            10190                            9722
            10173                            9413
            10087                            9468
            10254                            9635
            10143                            9664
            10374                            9957
            10787                            10350
            10468                            10090
            10633                            10168
            10770                            10345
            10866                            10424
            10992                            10704
            10829                            10543
            10712                            10421
            10646                            10400
            10605                            10400
            10944                            10610
            11142                            10886
            11470                            11283
            11381                            11206
            11487                            11206
            11942                            11579
            12151                            11655
            12286                            11644
            12565                            11904
            12575                            11937
            12182                            11868
            12329                            11996
            12340                            12090
            12176                            11877
            12433                            11913
            12691                            12106
            13155                            12519
            13284                            12667
            13501                            12667
            14183                            13235
            13905                            13045
            13864                            13161
            13737                            13007
            13851                            13098
            14244                            13267
            14633                            13320
            14955                            13613
            15353                            13733
9/30/92     15338                            13357
            14955                            13465
            14690                            13313
            14829                            13493
            15080                            13715
            15323                            14358
            15558                            14414
            15842                            14399
            15943                            14627
            15955                            15246
            15962                            15536
            16435                            16236
            16608                            16119
            16600                            16413
            16479                            16325
            16647                            16936
            16804                            17084
            16620                            15915
            16543                            15453
            16531                            15221
            16394                            14818
            16589                            14837
            16744                            14887
            16701                            14699
            16785                            14734
            17036                            14958
            16821                            14906
            16860                            14573
            17201                            14732
            17644                            15086
            18542                            15478
            18838                            15852
            19364                            16208
            19484                            16131
            19577                            16145
            19033                            15849
            19461                            16120
            19651                            16337
            19871                            16593
            20117                            16851
            19910                            16864
            19794                            16497
            19764                            16454
            19691                            16430
            19711                            16386
            19883                            16557
            20249                            16768
            20333                            16822
            20445                            17075
            20851                            17499
            21148                            17905
            21001                            17871
            20476                            17613
            20334                            17557
            20180                            17399
4/30/97     20066                            17301

The chart above shows the performance of the GT Global Government Income Fund Class A shares since the Fund's inception, versus the J.P. Morgan Global Government Bond Index. This represents a cumulative return of 73.01% and an average annual total return of 6.22%. The chart assumes a hypothetical $10,000 initial investment in the Fund's Class A shares and reflects all Fund expenses and the maximum 4.75% sales charge. A $10,000 investment in the Fund's Class B shares at inception on October 22, 1992, would have been valued at $12,263. This figure reflects all Fund expenses, the applicable contingent deferred sales charge (5% in the first year, decreasing to 0% after six years) and assumes complete redemption at the end of the period. A $10,000 investment in Advisor Class shares at inception on June 1, 1995, would have been worth $10,734 on April 30, 1997.

AVERAGE ANNUAL TOTAL RETURNS%(1)
APRIL 30, 1997

                         Without Sales Charge(2)                With Sales Charge

Share Class          1-Year   5-Year    Life of Fund    1-Year    5-Year    Life of Fund
Class A(3)            5.30     5.72        6.79          0.30      4.70        6.22

Class B(3)            4.65      N/A        4.93         (0.30)      N/A        4.62

Advisor Class(4)      5.68      N/A        3.77           N/A       N/A         N/A

HISTORICAL PERFORMANCE%(2)
ANNUAL RETURNS



               1988       1989       1990       1991       1992       1993       1994       1995       1996
Class A         1.12(3)   11.14       8.77      13.67       1.94      25.52      (13.95)    15.63       6.05

Class B          N/A       N/A         N/A       N/A       (0.203)    24.70      (14.44)    14.56       5.50

(1) Figures assume reinvestment of all dividends and capital gain distributions at net asset value.

(2) Performance data do not reflect the maximum 4.75% sales charge and the contingent deferred sales charge (5% in the first year, decreasing to 0% after six years) for Class A and Class B shares, respectively, which, if included, would have reduced the performance quoted.

(3) The Fund began operations on March 29,1988; Class B shares commenced on October 22,1992.

(4)   The Fund began offering Advisor Class shares on June 1,1995.


The above data represent past performance of the Fund's shares, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

INTERVIEW WITH CHIEF INVESTMENT OFFICER, GLOBAL FIXED INCOME, N.A., HOCK LAU

Q  HOW DID THE FUND PERFORM?

A For the six-month period to April 30, 1997, the Fund's total return for Class A shares was -1.13% (-5.83% including the maximum 4.75% sales charge) and -1.44 for Class B shares (-6.24% including the maximum 5% contingent deferred sales charge). The Fund's benchmark, the JP Morgan Global Government Bond Index,5 returned -3.76% over the same period. Relative to the index, most of the Fund's outperformance was a result of its holdings in continental Europe.

Q  WHAT DID YOU FIND ATTRACTIVE ABOUT CONTINENTAL EUROPEAN MARKETS?

A Our strategy over the last six months was to overweight European fixed income markets while being underinvested in both the Japanese and U.S. markets. The overall allocation generally worked well for the Fund, as European bond yields fell in response to better-than-expected economic fundamentals, investors' growing optimism over the on-time start of European Monetary Union and the countries that will be included in the union.

Our country allocation within Europe also contributed to returns; in the higher-yielding markets, Spain and Sweden positively impacted performance. In local currency terms, these markets had returns in excess of 5%, compared to U.S. and Japanese market returns of 2.1% and 3.8%, respectively. Most of the disparity in performance was realized in the first three months of this reporting period.

In fact, beginning in February, most of our performance expectations for European markets were met, and we began to lower our allocations in favor of selected English-speaking markets like the UK, Australia and New Zealand. At current market prices, these markets look attractive relative to their respective fundamentals. We also minimized the negative impact of a rising U.S. dollar by hedging a significant portion of our European bond investments and by avoiding Japanese yen investments.

Q  WHAT OTHER FACTORS CONTRIBUTED TO PERFORMANCE?

A A well-diversified, 15% allocation to investment-grade emerging market fixed income also contributed to portfolio returns. During the period, investors rerated these markets as their improving fundamentals lowered associated risk premiums. Brady bond yields fell relative to U.S. Treasury bond yields, and domestic interest rates fell while currencies remained relatively stable. The Fund's largest allocation to emerging market fixed income during the period was a 4% investment in Mexican government T-bills (Cetes), which were yielding upwards of 24% on an annualized basis.

AUSTRALIA: ATTRACTIVE OPPORTUNITIES DOWN UNDER

INFLATION AND REAL YIELDS

           Real Yield        Inflation
           ----------        ---------
3/86          9.8               9.5
12/87         7.5               7.2
12/89         5.6               5.3
12/91         3.4               1.9
12/93         2.1               2.1
12/95         3.2               2.1
3/97          2.1

GDP

1996 ............. 4.0%

Avg. Annual

1980-1995 ........ 3.1%

STRONG GROWTH LEADS TO IMPROVING FINANCES...

BUDGET DEFICIT

1996  ............ -5.0%
1997e ............ -2.7%
1998e ............  4.6%

AUSTRALIA IS ENJOYING AN ECONOMIC PICKUP, DECLINING INFLATION AND AN IMPROVING LABOR MARKET. CYCLICALLY, AUSTRALIA HAS BEEN WEAKER THAN THE U.S., ALLOWING IT TO CONTINUE TO CUT ITS OFFICIAL CASH RATE WHILE U.S. RATES HAVE RISEN. AUSTRALIA IS ALSO EXPECTED TO EXPERIENCE CONSIDERABLE IMPROVEMENT IN ITS BUDGET DEFICIT AND IS EXPECTED TO MOVE INTO A SURPLUS IN 1998.

Source: J.P. Morgan April-June '97; Bloomberg, June '97.

                                                            CONTINUED P6


(5) The J.P. Morgan Global Government Bond Index is market value-weighted average of government bonds from 13 major bond markets. It includes the effect of reinvested coupons and is measured in U.S. dollars.

Indices are unmanaged, not available for direct investment and do not incur sales charges and professional management fees.

INTERVIEW WITH THE PORTFOLIO MANAGER  CONTINUED

Beginning in January, based on our concern that market prices were reflecting much of the positive news and vulnerable to a downside surprise, we tactically decided to lower the emerging market allocation. This was fortunate because as expectations of a Federal Reserve rate increase rose, emerging markets sold off sharply.

Q  WHAT IS YOUR OUTLOOK GOING FORWARD?

A Our long-term outlook continues to be positive on global growth and inflation. We believe a cocktail of technology-led productivity growth, global economic liberalization and prudent fiscal and monetary policies will limit any potential global inflation. However, we are cautious in the near term because cyclical risks are pointing to higher yields in the U.S., Europe and Japan.

We do not, by any measure, expect a repeat of 1994's broad market selloff. However, we do expect that uncertainty over U.S. and Japanese monetary policies, and the underlying momentum of the U.S. economy, will cause markets to be volatile within a broad trading range. Our strategy over the next three months is not to be aggressive with portfolio interest-rate risk but, instead, to focus on selective country allocations where fundamentals and market valuations are attractive. Two such markets are Australia and New Zealand; inflationary risks there are declining and yields are upwards of 7%.

In the investment-grade emerging market sector, we believe South Africa and Mexico look fundamentally attractive, and high yields more than compensate investors for risk. Additionally, the volatility we anticipate should provide opportunities to identify markets where valuations are not consistent with fundamentals. The U.S. market might present such an opportunity.

If the uncertainty over momentum of the U.S. economy does not slow sufficiently and anxiety over the course of interest rates increases, U.S. 30-year bond yields could once again test the old highs of 7.2% to 7.4%. Given our long-term outlook, we feel these levels represent attractive valuations and, everything else being equal, we may take the opportunity to invest.

GT GLOBAL GOVERNMENT INCOME FUND
GEOGRAPHIC  ALLOCATION OF NET ASSETS%


                                    APRIL 30,1997

AUSTRALIA                                 5.0
CANADA                                   11.6
COLOMBIA                                  1.5
DENMARK                                   3.9
FINLAND                                    -
GERMANY                                  11.2
IRELAND                                    -
ITALY                                     7.3
MEXICO                                     -
NETHERLANDS                               4.9
NEW ZEALAND                               8.8
POLAND                                     -
SOUTH AFRICA                              3.6
SPAIN                                     4.1
SWEDEN                                    2.8
UK                                       11.3
UNITED STATES                            15.9
SHORT TERM & OTHER                        8.1

Geographic allocations may change as market conditions change.

INVESTMENT OBJECTIVE AND CURRENT STRATEGY

The Fund primarily seeks high current income and, secondarily, capital appreciation. It invests primarily in debt securities from emerging markets around the world, where we perceive value through improving fundamentals.

GT GLOBAL HIGH INCOME FUND
PERFORMANCE SUMMARY

JP Morgan Emerging Markets Brady Bond Index       GT Global High Income Fund B        GT Global High Income Fund
10/22/92       10000                              10000                               9525
               10105                              10000                               9525
               9970                               9983                                9508
               10209                              10141                               9684
               10316                              10206                               9743
               10451                              10460                               9991
               10996                              11141                               10645
               11217                              11379                               10887
               11598                              11786                               11283
               12003                              12266                               11747
               12504                              12826                               12290
               12755                              13149                               12596
               12922                              13266                               12723
               14011                              14260                               13681
               13871                              14417                               13848
               14718                              15276                               14678
               14758                              15495                               14895
               13530                              14153                               13615
               11982                              12044                               11578
               11988                              11866                               11413
               12815                              12714                               12236
               11783                              12173                               11722
               12073                              12382                               11930
               12936                              13112                               12640
               13063                              13439                               12952
               12693                              13263                               12799
               12822                              13308                               12840
1/31/95        11968                              12280                               11854
               11554                              11704                               11315
               10952                              11328                               10948
               10643                              10966                               10604
               11785                              11864                               11489
               12824                              12768                               12370
               13073                              12975                               12577
               13082                              12898                               12509
               13391                              13221                               12828
               13852                              13602                               13205
               13710                              13537                               13159
               14190                              13905                               13512
               15265                              14646                               14248
               16609                              15912                               15474
               15442                              14999                               14594
               15838                              15144                               14755
               16635                              15678                               15283
               16842                              16105                               15708
               17308                              16415                               16019
               17440                              16739                               16342
               18006                              17349                               16946
               19131                              18487                               18066
               19180                              18702                               18297
               20254                              19677                               19260
               20480                              19899                               19487
               21220                              20521                               20094
               21601                              20937                               20512
               20758                              19981                               19586
4/30/97        21462                              20365                               20170

The chart above shows the performance of the GT Global High Income Fund Class A and Class B shares since the Fund's inception, versus the J.P Morgan EMBI (Brady) Index. The chart assumes a hypothetical $10,000 initial investment in the Fund's Class A shares and reflects all Fund expenses and the maximum 4.75% sales charge. For Class B shares, results reflect all Fund expenses and the applicable contingent deferred sales charge (5% in the first year, decreasing to 0% after six years) and assumes complete redemption at the end of the period. A $10,000 investment in Advisor Class shares at inception on June 1,1995, would have been worth $16,388 on April 30, 1997.

AVERAGE ANNUAL TOTAL RETURNS%(1)
APRIL 30, 1997

                                   Without Sales Charge(2)               With Sales Charge
Share Class                      1-Year       Life of Fund            1-Year     Life of Fund

Class A(3)                       31.98        18.05                   25.71      16.79

Class B(3)                       31.17        17.29                   26.17      17.04

Advisor Class(4)                 32.29        29.43                     N/A        N/A

HISTORICAL PERFORMANCE(2)
ANNUAL RETURNS%

                              1992(3)          1993          1994          1995          1996

Class A                       1.67             51.57         (19.24)       20.19         36.77

Class B                       1.41             50.60         (19.61)       19.27         35.86

(1) Figures assume reinvestment of all dividends and capital gain distributions at net asset value.

(2) Performance data do not reflect the maximum 4.75% sales charge and the contingent deferred sales charge (5% in the first year, decreasing to 0% after six years) for Class A and Class B shares, respectively, which, if included, would have reduced the performance quoted.

(3)   The Fund began operations on October 22, 1992.

(4) The Fund began offering Advisor Class shares on June 1,1995. Advisor Class shares are not sold directly to the general public and are only available through certain employee benefit plans, financial institutions and other entities that have entered into specific agreements with GT Global. Please see the "Alternative Purchase Plan" section in the Fund's prospectus.

The above data represent past performance of the Fund's shares, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

INTERVIEW WITH HEAD OF GLOBAL EMERGING MARKET DEBT, MICHAEL MABBUTT

Q  HOW DID THE fUND PERFORM OVER THE LAST SIX MONTHS?

A After several years of impressive returns, emerging market debt suffered weakness over the first quarter of the year. Against this background, the Fund's total return for the six months ended April 30, 1997, was 10.23% for Class A shares (5.0% including the maximum 4.75% sales charge) and 9.96% for Class B shares (4.96% including the maximum 5% contingent deferred sales charge). Total return over the same investment period was 11.90% for the J.P. Morgan EMBI (Brady) Index.(5)

While performance of this asset class over the short term has been disappointing relative to the notable returns we saw in 1996, we continue to believe in the long-term opportunities these markets have to offer as their fundamental economic conditions strengthen. In Latin America, the Fund benefited from a continued commitment by many countries to implement and adhere to serious monetary and fiscal policies following the Mexican peso crisis of December 1994. Most importantly, these economies have shown they are not nearly as vulnerable now to the same influences that precipitated the crisis. Many are no longer in danger of default, and Argentina and Brazil, in fact, received upgrades in the beginning of April in their sovereign ratings from Standard & Poors.

Meanwhile, in eastern Europe domestic reform continues and economic stabilization is underway. Many countries, including Russia, are expected to enjoy positive economic growth this year. Thus, despite the short-term contraction in emerging debt markets over the first quarter of the year, we continue to believe that, fundamentally, many of these economies are still sound.

Q  HOW DOES THE FUND DIFFER FROM THE INDEX?

A The Fund is much more diversified than the index, which has about 80% of its assets concentrated in Latin America. At present we don't feel that such a high allocation is appropriate for a global emerging market debt fund. More importantly, we have sought to lower the Fund's volatility and exposure to risk through greater diversification. As additional diversification, we have been increasing the Fund's allocation to corporates, currently about 15%, whereas the index is purely a sovereign index and holds no corporates.

Q  WHAT CONTRIBUTED TO THE DOWNTURN IN EMERGING MARKET DEBT?

A Weakness in emerging fixed income over the first quarter of the year has largely been a function of the U.S. Treasury market, as emerging market economies remain very dependent on capital inflows from the Organization for Economic Cooperation and Development (OECD). The selloff in the first quarter primarily occurred because of expectations that the Fed funds rate would rise. This began affecting markets at the end of February when Treasuries started rising in yield, reaching nearly 7% by the time the Fed tightened rates. In such an environment, people tend to become more risk averse and switch into better quality instruments and cash. And because some of these countries are dependent on oil exports, the recent fall in oil prices has reduced the value of exports, which, on a fundamental basis, is not good for their economies.

Q WERE THERE ANY EXCEPTIONS TO THE CORRECTION? WHAT MARKETS DID WELL IN THIS ENVIRONMENT?

A Several markets continued to do well in spite of the hike in rates. In Bulgaria, for example, spreads narrowed dramatically, returning over 20% (in US$) for the first quarter, and the Fund benefited.

The three core Latin markets--Mexico, Argentina and Brazil--also managed to stay in positive territory. Their economic growth prospects remain quite good, and we expect Argentina, in particular, to benefit from a pickup in consumer confidence, while inflation should remain low.

Brazil has also been successful in taming inflation, from about 5,000% year-on-year in June of 1994 to less than 10% currently, primarily through strict currency controls. One worrying side effect is a rising current account deficit, which is likely to force the government to restrain growth. President Cardoso's success, however, in achieving his reelection reform goals, has paved the way for further achievements in fiscal reform, and positive developments are taking place on the privatization front.

Mexico, like Argentina, is expected to enjoy another year of rapid growth following 1995's recession. Real GDP is forecasted at 3.7% for the year, and the current account deficit should be more moderate than that of Argentina and Brazil. The country, however, is not entirely free from political risks, with mid-term elections to be held in July.

(5) The J.P. Morgan EMBI (Brady) Index is a market value-weighted average of Brady bonds from nine emerging bond markets. It includes the effect of reinvested coupons and is measured in U.S. dollars.

Indices are unmanaged, not available for direct investment and do not incur sales charges and professional management fees.

Q  HOW DID VENEZUELA AND ECUADOR, LAST YEAR'S RECOVERY STORIES, FARE?

A While Venezuelan fixed income has performed relatively well over the period, its performance this year to the end of April suffered as the country was destabilized by a disenchanted electorate and demands by the IMF. High inflation (103% in 1996) and rising unemployment have hindered the government in carrying out its reform agenda. Meanwhile, Ecuador's fixed income market was negatively affected this year as a result of political struggles: their president was impeached and an interim government was established. The main focus of the new government is to reduce the fiscal deficit and continue with privatization. Stronger oil prices would also help in restraining the current account deficit. Despite Ecuador's disappointing performance, however, we feel a return to stability would signal prospects for outperformance.

Q  HOW DO YOU ATTEMPT TO CONTROL RISK IN THE PORTFOLIO?

A While our fundamental top-down process remains intact, we are currently implementing strategies that place more emphasis on global liquidity and capital flows.

We use a number of measures to gauge market risk. Interest rate duration, for example, is a technical measurement that essentially reflects our view on U.S. Treasuries. Currently, the average interest rate duration of the Fund's portfolio is approximately 3% (below index). Spread duration, on the other hand, reflects our view on countries' economic fundamentals. At the end of April, average spread duration of the Fund's portfolio was roughly 5% (neutral to index).

Unlike core bond portfolios, a portfolio of emerging market debt has the advantage of at times being able to isolate risk in one area or the other. The fact that the Fund is below the index in terms of interest duration merely says we think U.S. rates might rise a little further in the short run. However, in terms of the Fund's risk relative to country economic fundamentals, in other words, the spread over U.S. Treasuries, we're reasonably satisfied with those measures of value and therefore maintain a neutral position to the index.

In terms of a general approach, we're trying to protect the value of the Fund by underweighting duration on an interest rate basis. We are fairly comfortable with Treasury rates on a 12- to 24-month basis, which is very supportive for emerging markets, but in the short term we may face another tightening. In the future, when we become more confident that Treasuries are stabilizing, we will likely increase interest rate duration to seek to add value.

Q WHAT IS YOUR OUTLOOK FOR SOME OF THE EASTERN EUROPEAN MARKETS OVER THE NEXT SIX MONTHS?

A Bulgaria, where we were overweighted relative to the index at the end of the period (approximately 8% vs. 2%), is currently one of our favorite markets. Its fixed income market has done well this year. And, although we only invested after the previous government agreed to step aside, we think it could end the year as one of the best-performing markets. We are enthusiastic about the political change and believe the new reform-minded government will accelerate economic progress. Moreover, the introduction of a currency board should boost consumer confidence. Support from multilateral organizations also appears forthcoming, which could help Bulgaria overcome their debt servicing problems, implement the currency board and improve infrastructure.

In Russia, while its bond market has suffered this year from Yeltsin's absence and a lack of direction in economic policy, we are reasonably optimistic about the potential going forward. Spreads are currently very attractive, Yeltsin has made a vigorous comeback, and the addition of several reform-minded ministers to the cabinet demonstrates his continued commitment to fiscal reform. Perhaps the single most important feature is that this year Russia is expected to enjoy positive growth--for the first time since the collapse of communism. This is very important for debt markets because it strengthens creditworthiness. Furthermore, we expect the IMF to reinstate the US$10.1 billion Extended Fund Facility in coming months, which would provide another positive boost.

GEOGRAPHIC ALLOCATION

Africa                    5.2%
Asia-Pacific              8.9%
U.S. & Other             12.0%
Eastern Europe           27.7%
Latin America            46.2%


Allocations may change as conditions change.

INVESTMENT OBJECTIVE AND CURRENT STRATEGY

The Fund primarily seeks high current income and, secondarily, capital appreciation. It invests mainly in debt securities of issuers in the U.S., developed foreign countries and emerging markets. The Fund selects debt securities from those issued by governments, their agencies and instrumentalities, central banks, commercial banks and other corporate entities.

GT GLOBAL STRATEGIC INCOME FUND
PERFORMANCE SUMMARY

JP Morgan Global Government Bond Index       GT Global Strategic Income Fund
3/29/88          10000                       9525
                 10021                       9525
                 9975                        9542
                 9868                        9525
                 9780                        9425
                 9704                        9346
                 9635                        9279
                 9875                        9414
                 10264                       9705
                 10353                       9713
                 10292                       9636
                 10190                       9592
                 10173                       9416
                 10087                       9461
                 10254                       9630
                 10143                       9755
                 10374                       10043
                 10787                       10389
                 10468                       10134
                 10633                       10116
                 10770                       10366
                 10866                       10440
                 10992                       10616
                 10829                       10247
                 10712                       10172
                 10646                       10200
                 10605                       10103
                 10944                       10190
                 11142                       10443
                 11470                       10846
                 11381                       10629
                 11487                       10677
                 11942                       11229
                 12151                       11429
                 12286                       11506
                 12565                       11772
                 12575                       11721
                 12182                       11429
                 12329                       11597
                 12340                       11545
                 12176                       11229
                 12433                       11446
                 12691                       11683
                 13155                       12239
                 13284                       12095
                 13501                       12239
                 14183                       13322
                 13905                       13027
                 13864                       12856
                 13737                       12494
                 13851                       12401
                 14244                       12864
                 14633                       13110
                 14955                       13334
9/30/92          15353                       13686
                 15338                       13572
                 14955                       13440
                 14690                       13237
                 14829                       13490
                 15080                       13666
                 15323                       14210
                 15558                       14735
                 15842                       15096
                 15943                       15435
                 15955                       16127
                 15962                       16694
                 16435                       17293
                 16608                       17427
                 16600                       18410
                 16479                       18357
                 16647                       19419
                 16804                       19589
                 16620                       17588
                 16543                       15893
                 16531                       15603
                 16394                       16129
                 16589                       15880
                 16744                       16034
                 16701                       16280
                 16785                       16483
                 17036                       16489
                 16821                       16292
                 16860                       15370
                 17201                       15017
                 17644                       14986
                 18542                       15020
                 18838                       15743
                 19364                       16424
                 19484                       16424
                 19577                       16423
                 19033                       16439
                 19461                       16830
                 19651                       16993
                 19871                       17408
                 20117                       17991
                 19910                       18743
                 19794                       18036
                 19764                       18187
                 19691                       18579
                 19711                       18784
                 19883                       19078
                 20249                       19408
                 20333                       19827
                 20445                       20548
                 20851                       20901
                 21148                       21648
                 21001                       21775
                 20476                       21972
                 20334                       22116
                 20180                       21460
4/30/97          20066                       21717

The chart above shows the performance of the GT Global Strategic Income Fund Class A shares since the Fund's inception, versus the J.P. Morgan Global Government Bond Index. This represents a cumulative return of 117.17% and an average annual total return of 8.91% for the Fund. The chart assumes a hypothetical $10,000 initial investment in the Fund's Class A shares and reflects all Fund expenses and the maximum 4.75% sales charge. A $10,000 investment in the Fund's Class B shares at inception on October 22, 1992 would have been valued at $15,370. This figure reflects all Fund expenses, the applicable contingent deferred sales charge (5% in the first year, decreasing to 0% after six years) and assumes complete redemption at the end of the period. A $10,000 investment in Advisor Class shares at inception on June 1, 1996, would have been worth $13,332 on April 30, 1997.

AVERAGE ANNUAL TOTAL RETURNS%(1)
APRIL 30, 1997

                                 Without Sales Charge(2)                           With Sales Charge

Share Class               1-Year        5-Year       Life of Fund        1-Year        5-Year        Life of Fund

Class A(3)                16.89         11.86         9.49               11.34         10.77         8.91

Class B(3)                16.31           N/A        10.29               11.31           N/A         9.98

Advisor Class(4)          17.38           N/A        16.20                 N/A           N/A          N/A


HISTORICAL PERFORMANCE%(2)
ANNUAL RETURNS


                  1988        1989        1990        1991        1992       1993        1994        1995        1996

Class A           1.16(3)     10.17       8.39        15.78        1.27       43.95       (20.85)     17.06       21.03

Class B            N/A          N/A        N/A          N/A       (0.693)     43.10       (21.29)     16.28       20.31

(1) Figures assume reinvestment of all dividends and capital gain distributions at net asset value.

(2) Performance data do not reflect the maximum 4.75% sales charge and the contingent deferred sales charge (5% in the first year, decreasing to 0% after six years) for Class A and Class B shares, respectively, which, if included, would have reduced the performance quoted.

(3) The Fund began operations on March 29, 1988; Class B shares commenced on October 22, 1992.

(4) Advisor Class shares are not sold directly to the general public and are only available through certain employee benefit plans, financial institutions and other entities that have entered into specific agreements with GT Global. Please see the "Alternative Purchase Plan"
      section in the Fund's prospectus.

The above data represent past performance of the Fund's shares, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

INTERVIEW WITH PORTFOLIO MANAGERS
HOCK LAU AND MICHAEL MABBUTT

Q  HOW DID THE FUND PERFORM?

A For the six-month period ended April 30, 1997, total return for Class A shares was 3.91% (-1.03% including the maximum 4.75% sales charge) and 3.65% for Class B shares (-1.35 including the maximum 5% contingent deferred sales charge). Total return over the same investment period was -3.76% for the J.P. Morgan Global Government Bond Index,(5) and 11.90% for the J.P. Morgan EMBI (Brady) Index.(6)

These index returns highlight the considerable divergence between performance of core and emerging markets over the period. Our significant weighting in emerging market debt accounts for a good deal of the Fund's positive performance. While Brazil and Bulgaria stand out as two of the overall top-performing markets during the period, Russia and Mexico had the largest positive impact on Fund performance relative to the index, which does not have an allocation to Russia and is underweighed in Mexico. On the core side, the two largest positive contributors to Fund performance relative to the J.P. Morgan Global Government Bond Index were France and the Netherlands. Both markets performed poorly, and the Fund minimized their impact by underweighting allocations to those markets. The Fund had no exposure to the Netherlands and was underweighted in France.

Q COULD YOU ADDRESS PERFORMANCE AND EXPECTATIONS IN THE EMERGING DEBT MARKETS OF BRAZIL, BULGARIA, RUSSIA AND MEXICO?

A Brazil has been successful in taming inflation, from about 5,000% year-on-year in June of 1994 to less than 10% currently, primarily through strict currency controls. One worrying side effect is a rising current account deficit, which is likely to force the government to restrain growth. President Cardoso's success, however, in achieving his reelection reform goals has paved the way for further achievements in fiscal reform, and positive developments are taking place on the privatization front.

In Bulgaria, fundamentals are improving after a particularly painful 1996. Its fixed income market has done well this year as spreads narrowed dramatically, returning over 20% (in US$) for the first quarter. We are enthusiastic about political changes there and believe the new reform-minded government will accelerate economic progress. Moreover, the introduction of a currency board should boost consumer confidence. Support from multilateral organizations also appears forthcoming, which could help Bulgaria overcome its debt servicing problems, implement the currency board and improve infrastructure.

While Russia's bond market has suffered this year (relative to last year's impressive gains) from Yeltsin's absence and a lack of direction in economic policy, we are reasonably optimistic about potential going forward. Spreads are currently very attractive, Yeltsin has made a vigorous comeback, and the addition of several reform-minded ministers to the cabinet demonstrates his continued commitment to fiscal reform. Perhaps the single most important feature is that this year Russia is expected to enjoy positive growth-for the first time since the collapse of communism. This is very important for debt markets because it strengthens creditworthiness. Furthermore, we expect the IMF to reinstate the US$10.1 billion Extended Fund Facility in coming months, which would provide another positive boost.

Mexico's recovery has been well managed following 1995's recession and, as a result, it is enjoying a pickup in economic growth. Inflation has fallen swiftly as monetary management has been cautious. Moreover, government efforts to reduce fiscal spending have been successful in preventing the development of a sizeable fiscal deficit. The country, however, is not entirely free from political risks, with mid-term elections to be held in July.

Q  WHAT WAS YOUR STRATEGY OVER THE PERIOD ON THE CORE MARKET SIDE?

A In general, our strategy was to overweight European fixed income markets while being underinvested in both the Japanese and U.S. markets. This allocation worked well for the Fund, as European bond yields fell in response to better-than-expected economic fundamentals, investors' growing optimism over the on-time start of European Monetary Union and the countries that will be included in the union.


(5) The J.P. Morgan Global Government Bond Index is a market value-weighted average of government bonds from 13 major bond markets. It includes the effect of reinvested coupons and is measured in U.S. dollars.

(6) The J.P. Morgan EMBI (Brady) Index is a market value-weighted average of Brady bonds from nine emerging bond markets. It includes the effect of reinvested coupons and is measured in U.S. dollars.

The indices are unmanaged, not available for direct investment and do not incur sales charges and professional management fees.

INTERVIEW WITH THE PORTFOLIO MANAGERS  CONTINUED

The portfolio was overweighted in the higher-yielding markets of Spain, Italy and Sweden. In local currency terms, these markets had returns in excess of 5%, compared to U.S. and Japanese market returns of 2.1% and 3.8%, respectively. Most of the disparity in performance was realized in the first three months of this reporting period.

In fact, beginning in February, most of our performance expectations for European markets were met, and we began to lower our allocations in favor of selected English- speaking markets like the UK, Australia and New Zealand. At current market prices, these markets look attractive relative to their respective fundamentals. We also minimized the negative impact of a rising U.S. dollar by hedging a significant portion of our European bond investments and by avoiding Japanese yen investments.

Q  WHAT ACCOUNTS FOR THE FUND'S SIGNIFICANT ALLOCATION TO GERMANY?

A Germany's real GDP in 1996 was a disappointing 1.5%, and after five years of miserable jobs performance, unemployment has soared to a post-war high of 9.8%. Meanwhile, inflation remains on a downward trend and is likely to settle at 1%-1.5% during the second half of 1997. The government also continues on a road of fiscal retrenchment in an effort to meet 1998 European Monetary Union deficit goals. Against this background, we feel the Bundesbank is not likely to raise interest rates any time soon.

In addition, we feel it is always a good idea to include a market such as Germany to additionally diversify portfolio risk. The German market does not always correlate with emerging markets, and, in some cases, has historically been inversely correlated.

Q  WHAT IS YOUR OVERALL OUTLOOK GOING FORWARD?

A Our long-term outlook continues to be positive on global growth and inflation. We believe a cocktail of technology-led productivity growth, global economic liberalization and prudent fiscal and monetary policies will limit any potential global inflation. However, we are cautious in the near term because cyclical risks are pointing to higher yields in the U.S., Europe and Japan.

We expect the international interest rate environment to remain positive for emerging market debt, and while we don't expect the same stellar returns of last year, we believe returns will nonetheless be reasonably good.

GEOGRAPHIC ALLOCATION

Africa                    3.0%
Asia-Pacific              6.3%
Eastern Europe           14.4%
U.S., Canada & Other     16.7%
Latin America            28.4%
Europe                   31.2%

Allocations may change as market conditions change.

GT GLOBAL
INCOME FUNDS

FINANCIAL
STATEMENTS

                           GT GLOBAL HIGH INCOME FUND
                        GT GLOBAL STRATEGIC INCOME FUND

                                   REPORT OF
                            INDEPENDENT ACCOUNTANTS

--------------------------------------------------------------------------------

To the Board of Directors of G.T. Investment Funds, Inc.
and the Shareholders of GT Global High Income Fund and
GT Global Strategic Income Fund:

We have audited the accompanying statements of assets and liabilities of GT Global High Income Fund - Consolidated and GT Global Strategic Income Fund, including the portfolios of investments, as of April 30, 1997, the related statements of operations for the six months then ended, the statements of changes in net assets for the six months then ended and for the year ended October 31, 1996, and the financial highlights for each of the periods indicated herein. These financial statements and the financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of April 30, 1997 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and the financial highlights referred to above present fairly, in all material respects, the financial positions of GT Global High Income Fund - Consolidated and GT Global Strategic Income Fund as of April 30, 1997, the results of their operations for the six months then ended, the changes in their net assets for the six months ended and for the year ended October 31, 1996, and the financial highlights for each of the periods indicated herein, in conformity with generally accepted accounting principles.

                                                        COOPERS & LYBRAND L.L.P.

BOSTON, MASSACHUSETTS
JUNE 12, 1997

                                       F1

                        GT GLOBAL GOVERNMENT INCOME FUND

                            PORTFOLIO OF INVESTMENTS

                           April 30, 1997 (Unaudited)

--------------------------------------------------------------------------------

                                                                         PRINCIPAL         VALUE         % OF NET
FIXED INCOME INVESTMENTS                                    CURRENCY       AMOUNT         (NOTE 1)        ASSETS
----------------------------------------------------------  --------   --------------   ------------   -------------
Government & Government Agency Obligations (87.2%)
  Australia (5.0%)
    Commonwealth of Australia, 9.5% due 8/15/03 ..........   AUD            9,100,000   $  7,778,347         2.6
    New South Wales, 7% due 04/01/2004 ...................   AUD            9,600,000      7,159,959         2.4
  Canada (11.6%)
    Canadian Government, 8.75% due 12/1/05 ...............   CAD           26,600,000     21,739,744         7.2
    Ontario Province, 6.25% due 1/13/04 ..................   DEM           22,500,000     13,500,338         4.4
  Colombia (1.5%)
    Republic of Colombia, 7.25% due 2/23/04 ..............   USD            4,875,000      4,631,250         1.5
  Denmark (3.9%)
    Kingdom of Denmark:
      7% due 12/15/04 ....................................   DKK           44,000,000      6,979,559         2.3
      8% due 5/15/03 .....................................   DKK           28,000,000      4,717,726         1.6
  Germany (11.2%)
    Deutschland Republic, 6% due 1/5/06{./} {z} ..........   DEM           57,900,000     34,091,092        11.2
  Italy (7.3%)
    Italian Buoni Poliennali del Tesoro (BTPS), 8.50% due
     8/1/04 ..............................................   ITL       36,010,000,000     22,065,559         7.3
  Netherlands (4.9%)
    Netherlands Government, 5.75% due 2/15/07 ............   NLG           29,100,000     14,995,301         4.9
  New Zealand (5.0%)
    New Zealand Government, 8% due 4/15/04 ...............   NZD           22,000,000     15,315,244         5.0
  South Africa (3.6%)
    Republic of South Africa, 9.625% due 12/15/99 ........   USD           10,480,000     11,036,750         3.6
  Spain (4.1%)
    Spain Government, 10.5% due 10/30/03 .................   ESP        1,500,000,000     12,462,707         4.1
  Sweden (2.8%)
    Swedish Government, 13% due 6/15/01 ..................   SEK           53,500,000      8,520,802         2.8
  United Kingdom (11.3%)
    United Kingdom Treasury:
      7.5% due 12/7/06 ...................................   GBP            8,500,000     13,670,680         4.5
      8% due 12/7/00 .....................................   GBP            7,500,000     12,480,010         4.1
      7% due 6/7/02 ......................................   GBP            5,000,000      8,054,229         2.7
  United States (15.0%)
    United States Treasury Note:
      6.25% due 10/31/01{./} .............................   USD           17,350,000     17,139,225         5.6
      7.875% due 11/15/04{./} ............................   USD           13,200,000     14,091,000         4.6
    United States Treasury Bond, 6.50% due 10/15/06{z} ...   USD           14,800,000     14,554,296         4.8
                                                                                        ------------
Total Government & Government Agency Obligations (cost
 $275,997,960) ...........................................                               264,983,818
                                                                                        ------------
Corporate Bonds (3.8%)
  New Zealand (3.8%)
    Transpower Finance Ltd., 8% due 3/15/02 (cost
     $11,321,899) ........................................   NZD           16,500,000     11,379,146         3.8
                                                                                        ------------

    The accompanying notes are an integral part of the financial statements.

                                       F2

                        GT GLOBAL GOVERNMENT INCOME FUND

                           April 30, 1997 (Unaudited)

--------------------------------------------------------------------------------

                                                                         PRINCIPAL         VALUE         % OF NET
FIXED INCOME INVESTMENTS                                    CURRENCY       AMOUNT         (NOTE 1)        ASSETS
----------------------------------------------------------  --------   --------------   ------------   -------------
Supranational Bonds (3.3%)
    International Bank Reconstruction & Development,
     7.125% due 04/12/05 (cost $10,552,054) ..............   DEM           15,710,000   $  9,910,641         3.3
                                                                                        ------------
Asset Backed (0.9%)
  United States (0.9%)
    Salomon Brothers Mortgage Securities CMO, 6.0867% due
     4/25/27 (cost $2,594,384) ...........................   USD            2,600,000      2,600,000         0.9
                                                                                        ------------       -----

TOTAL FIXED INCOME INVESTMENTS (cost $300,466,297) .......                               288,873,605        95.2
                                                                                        ------------       -----
                                                                         PRINCIPAL         VALUE         % OF NET
SHORT-TERM INVESTMENTS                                      CURRENCY       AMOUNT         (NOTE 1)        ASSETS
----------------------------------------------------------  --------   --------------   ------------   -------------
Government & Government Agency Obligations (4.9%)
  Philippines (4.9%)
    Philippine Treasury Bill, 10.40% due 7/9/97 (cost
     $14,705,847) ........................................   PHP          399,024,710     14,847,338         4.9
                                                                                        ------------
Commercial Paper - Discounted (2.9%)
  Indonesia (2.9%)
    PT Bank Tabungan Negara: .............................   IDR                   --             --         2.8
      Effective yield 12.90%, due 9/12/97 ................   --        12,000,000,000      4,714,029          --
      Effective yield 12.71%, due 11/21/97 ...............   --        10,000,000,000      3,840,231          --
    PT Bank Dagang Negara, effective yield 12.90%, due
     9/12/97 .............................................   IDR          750,000,000        294,627         0.1
                                                                                        ------------
Total Commercial Paper - Discounted (cost $8,969,826) ....                                 8,848,887
                                                                                        ------------       -----

TOTAL SHORT-TERM INVESTMENTS (cost $23,675,673) ..........                                23,696,225         7.8
                                                                                        ------------       -----
                                                                                           VALUE         % OF NET
REPURCHASE AGREEMENTS                                                                     (NOTE 1)        ASSETS
----------------------------------------------------------                              ------------   -------------
  Dated April 30, 1997, with Bank of America NT&SA, due
   May 1, 1997, for an effective yield of 5.30%,
   collateralized by $9,990,000 U.S. Treasury Notes,
   6.625% due 6/30/01 (market value of collateral is
   $10,221,222, including accrued interest).  ............                                10,001,472         3.3
  Dated April 30, 1997, with State Street Bank & Trust
   Co., due May 1, 1997, for an effective yield of 5.27%,
   collateralized by $875,000 U.S. Treasury Bonds, 7.25%
   due 5/15/16 (market value of collateral is $916,707,
   including accrued interest).  .........................                                   898,131         0.3
                                                                                        ------------       -----

TOTAL REPURCHASE AGREEMENTS (cost $10,899,603) ...........                                10,899,603         3.6
                                                                                        ------------       -----

TOTAL INVESTMENTS (cost $335,041,573)  * .................                               323,469,433       106.6
Other Assets and Liabilities .............................                               (19,925,529)       (6.6)
                                                                                        ------------       -----

NET ASSETS ...............................................                              $303,543,904       100.0
                                                                                        ------------       -----
                                                                                        ------------       -----

--------------

       {./} All or part of the Fund's holdings in this security is segregated as collateral for when-issued securities or forward currency contracts. See Note 1 to the Financial Statements.
        {z} All or part of the Fund's holdings in this security is segregated as collateral for written futures. See Note 1 to the Financial Statements.
          * For Federal income tax purposes, cost is $335,281,467 and appreciation (depreciation) is as follows:

                 Unrealized appreciation:         $     548,775
                 Unrealized depreciation:           (12,360,809)
                                                  -------------
                 Net unrealized depreciation:     $ (11,812,034)
                                                  -------------
                                                  -------------

    The accompanying notes are an integral part of the financial statements.

                                       F3

                        GT GLOBAL GOVERNMENT INCOME FUND

                           April 30, 1997 (Unaudited)

--------------------------------------------------------------------------------
                 FORWARD FOREIGN CURRENCY CONTRACTS OUTSTANDING
                           APRIL 30, 1997 (UNAUDITED)

                                                                                 UNREALIZED
                                           MARKET VALUE    CONTRACT  DELIVERY   APPRECIATION
CONTRACTS TO BUY:                         (U.S. DOLLARS)    PRICE      DATE    (DEPRECIATION)
----------------------------------------  --------------   --------  --------  --------------
Australian Dollars......................      26,675,282    1.28193  06/03/97   $   (22,785)
British Pounds..........................       3,153,243    0.61614  06/10/97       (11,607)
Canadian Dollars........................       7,245,795    1.35658  05/29/97      (199,398)
Canadian Dollars........................       6,026,205    1.35625  05/29/97      (167,343)
Canadian Dollars........................       7,640,368    1.38746  05/29/97       (35,529)
Deutsche Marks..........................       3,367,836    1.68832  05/14/97       (85,139)
Deutsche Marks..........................       9,687,539    1.66964  06/25/97      (314,617)
Deutsche Marks..........................      13,835,198    1.70907  06/25/97      (119,760)
Japanese Yen............................       9,546,509    120.379  07/03/97      (422,007)
Japanese Yen............................       9,546,509   120.9958  07/03/97      (371,191)
New Zealand Dollars.....................      26,634,995    1.43868  05/02/97       (83,619)
Swiss Francs............................       8,608,347    1.45019  05/27/97      (109,099)
                                          --------------                       --------------
  Total Contracts to Buy (Payable amount
   $133,909,920)........................     131,967,826                         (1,942,094)
                                          --------------                       --------------
THE VALUE OF CONTRACTS TO BUY AS
 PERCENTAGE OF NET ASSETS IS 43.48%.


                                                                                 UNREALIZED
                                           MARKET VALUE    CONTRACT  DELIVERY   APPRECIATION
CONTRACTS TO SELL:                        (U.S. DOLLARS)    PRICE      DATE    (DEPRECIATION)
----------------------------------------  --------------   --------  --------  --------------
British Pounds..........................       6,710,747      0.627  06/10/97       (91,912)
British Pounds..........................      10,647,342    0.61692  07/31/97        50,928
Canadian Dollars........................       3,228,324     1.3831  05/29/97        25,237
Canadian Dollars........................       3,730,508    1.37804  05/29/97        42,967
Canadian Dollars........................       6,456,649     1.3825  05/29/97        53,297
Canadian Dollars........................       6,133,816     1.3721  05/29/97        97,508
Canadian Dollars........................      14,132,886    1.35668  05/29/97       387,909
Danish Kroner...........................       7,454,791     6.5715  07/17/97       (13,568)
Deutsche Marks..........................       3,367,836     1.6716  05/14/97       119,677
Deutsche Marks..........................      16,381,803    1.72489  06/25/97        (9,744)
Deutsche Marks..........................       2,552,406      1.711  06/25/97        19,190
Deutsche Marks..........................      14,197,756    1.71996  06/25/97        32,226
Deutsche Marks..........................       8,492,549     1.6799  06/25/97       222,255
Deutsche Marks..........................       8,179,300    1.67628  06/25/97       232,162
Indonesian Rupiahs......................       8,758,288   2,449.75  06/05/97       (22,703)
Italian Liras...........................       5,674,619   1,704.40  07/21/97        42,936
Japanese Yen............................       9,944,280    124.175  07/03/97       122,158
New Zealand Dollars.....................      26,622,711    1.43989  06/03/97        73,869
Spanish Pesetas.........................      12,943,422    145.025  07/15/97        90,193
Swiss Francs............................       8,608,347    1.45765  05/27/97        64,454
                                          --------------                       --------------
  Total Contracts to Sell (Receivable
   amount $185,757,419).................     184,218,380                          1,539,039
                                          --------------                       --------------
THE VALUE OF CONTRACTS TO SELL AS
 PERCENTAGE OF NET ASSETS IS 60.69%.
  Total Open Forward Foreign Currency
   Contracts, Net.......................                                        $  (403,055)
                                                                               --------------
                                                                               --------------

----------------
See Note 1 to the financial statements.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                     WRITTEN FUTURES CONTRACTS OUTSTANDING
                           APRIL 30, 1997 (UNAUDITED)

                                          EXPIRATION    NO. OF                  MARKET
DESCRIPTION                                  DATE      CONTRACTS   CURRENCY      VALUE
----------------------------------------  ----------   ---------   --------   -----------
Canadian 10-Year Bond Future (face
 $15,950,754)...........................   06/17/97       196        CAD      $16,138,445
Italian 10-Year Bond Future (face
 $9,856,872)............................   06/04/97        65        ITL      $ 9,813,648

----------------
See Note 1 to the financial statements.

    The accompanying notes are an integral part of the financial statements.

                                       F4

                    GLOBAL HIGH INCOME FUND -- CONSOLIDATED

                            PORTFOLIO OF INVESTMENTS

                                 April 30, 1997

--------------------------------------------------------------------------------

                                                                         PRINCIPAL         VALUE         % OF NET
FIXED INCOME INVESTMENTS                                    CURRENCY       AMOUNT         (NOTE 1)        ASSETS
----------------------------------------------------------  --------   --------------   ------------   -------------
Government & Government Agency Obligations (55.0%)
  Argentina (15.0%)
    Republic of Argentina:
      Discount Bond, 6.375% due 3/31/23+ .................   USD           41,535,000   $ 34,370,207         8.1
      BOCON Pro 1, 3.2376% due 4/1/07+ ...................   ARS           19,889,500     20,617,529         4.9
      BOCON Pre 1, 3.2376% due 4/1/01[.] + ...............   ARS            6,459,500      8,436,182         2.0
  Brazil (7.1%)
    Republic of Brazil:
      Debt Conversion Bond Series L, 6.9375% due
       4/15/12+ ..........................................   USD           25,943,000     20,721,971         4.9
      Debt Conversion Bond Registered, 6.9375% due
       4/15/12+ ..........................................   USD           11,626,000      9,286,268         2.2
  Bulgaria (8.1%)
    Republic of Bulgaria:
      Interest Arrear Bond, 6.5625% due 7/28/11 -
       Euro+ .............................................   USD           30,147,000     18,879,559         4.5
      Front Loaded Interest Reduction Bond Series A, 2.25%
       due 7/28/12++ .....................................   USD           32,006,000     15,322,873         3.6
  Costa Rica (1.6%)
    Banco Central de Costa Rica:
      Interest Bond Series A, 6.3125% due 5/21/05
       (effective maturity date 2/21/03)+ ................   USD            5,147,632      5,006,072         1.2
      Principal Bond Series A, 6.25% due 5/21/10 .........   USD            1,900,000      1,596,000         0.4
  Ecuador (1.8%)
    Republic of Ecuador:
      Discount Bond, 6.4375% due 2/28/25 - EURO+ .........   USD            6,060,000      4,060,200         1.0
      11.25% due 4/25/02 - 144A{.} .......................   USD            3,372,000      3,456,300         0.8
  Mexico (3.9%)
    United Mexican States:
      Par Bond Series A, 6.25% due 12/31/19+/+ ...........   USD           17,167,000     12,478,263         2.9
      Discount Bond Series C, 6.35156% due 12/31/19+
       +/+ ...............................................   USD            4,956,000      4,392,255         1.0
  Nigeria (2.8%)
    Central Bank of Nigeria, Par Bond, 6.25% due
     11/15/20+/+ .........................................   USD           18,750,000     12,000,000         2.8
  Panama (2.7%)
    Panama, Interest Reduction Bond, 3.5% due 7/17/14 -
     144A++ {.} ..........................................   USD           15,692,000     11,602,273         2.7
  Peru (1.5%)
    Republic of Peru:
      Past Due Interest, 4% due 3/7/17 - 144A++ {.} ......   USD            5,557,000      3,355,039         0.8
      Front Loaded Interest Reduction Bond, 3.25% due
       3/7/17 - 144A++ {.} ...............................   USD            5,600,000      3,041,500         0.7
  Poland (4.6%)
    Republic of Poland:
      12% due 6/12/01 ....................................   PLZ           42,250,000     10,826,395         2.6
      Past Due Interest, 4% due 10/31/14 - EURO{./} ++ ...   USD           10,434,000      8,464,583         2.0
  Uruguay (1.6%)
    Banco Central del Uruguay:
      New Money Bond, 6.625% due 2/18/06+ ................   USD            3,750,000      3,581,250         0.8
      Par Bond Series A, 6.75% due 2/19/21+/+ ............   USD            2,290,000      1,998,025         0.5
      Par Bond Series B, 6.75% due 2/19/21+/+ ............   USD            1,500,000      1,308,750         0.3

    The accompanying notes are an integral part of the financial statements.

                                       F5

                    GLOBAL HIGH INCOME FUND -- CONSOLIDATED

                                 April 30, 1997

--------------------------------------------------------------------------------

                                                                         PRINCIPAL         VALUE         % OF NET
FIXED INCOME INVESTMENTS                                    CURRENCY       AMOUNT         (NOTE 1)        ASSETS
----------------------------------------------------------  --------   --------------   ------------   -------------
Government & Government Agency Obligations (Continued)
  Venezuela (4.3%)
    Republic of Venezuela:
      Par Bond Series A, 6.75% due 3/31/20+/+ ............   USD           19,000,000   $ 13,786,875         3.3
      Debt Conversion Bond, 6.5% due 12/18/07+ ...........   USD            4,750,000      4,194,844         1.0
                                                                                        ------------
Total Government & Government Agency Obligations (cost
 $223,998,123) ...........................................                               232,783,213
                                                                                        ------------
Corporate Bonds (14.3%)
  Argentina (1.7%)
    Supermercados Norte, 10.875% due 2/9/04 - 144A{.} ....   USD            2,655,000      2,660,841         0.7
    Central Termica Guemes S.A., 12% due 11/26/01 -
     144A{.} .............................................   USD            2,370,000      2,466,459         0.6
    Acindar Industrial Argentina, 11.25% due 2/15/04 .....   USD            1,497,000      1,523,198         0.4
  Brazil (1.5%)
    RBS Participacoes S.A., 11% due 4/1/07 - 144A{.} .....   USD            2,273,000      2,295,730         0.5
    Tevecap S.A., 12.625% due 11/26/04 - 144A{.} .........   USD            2,000,000      2,040,000         0.5
    TV Filme, Inc., 12.875% due 12/15/04 - 144A{.} .......   USD            1,996,000      2,035,920         0.5
  China (1.3%)
    AES China Generating Co., Ltd., 10.125% due
     12/15/06 ............................................   USD            3,290,000      3,462,725         0.8
    Panda Global Energy Co., 12.5% due 4/15/04 -
     144A{.} .............................................   USD            2,111,000      2,013,366         0.5
  Indonesia (4.5%)
    Polysindo International Finance, 9% due 4/22/99 ......   IDR       27,500,000,000      8,213,692         1.9
    FSW International, 12.5% due 11/1/06 - 144A{.} .......   USD            3,207,000      3,158,895         0.7
    PT Tjiwi Kimia, 13.25% due 8/1/01 ....................   USD            2,500,000      2,787,500         0.7
    Rapp International Finance, 13.25% due 12/15/05 -
     Euro ................................................   USD            2,430,000      2,460,375         0.6
    Ongko International Finance Co., 10.5% due 3/29/04 -
     144A{.} .............................................   USD            2,378,000      2,403,266         0.6
  Jamaica (1.0%)
    Mechala Group Jamaica Ltd., 12.75% due 12/30/99 -
     Series B ............................................   USD            4,134,000      4,289,025         1.0
  Mexico (2.3%)
    Cemex, S.A. de C.V. "B", 12.75% due 7/15/06 -
     144A{.} .............................................   USD            2,420,000      2,704,350         0.6
    TV Azteca, S.A. de C.V., 10.5% due 2/15/07 -
     144A{.} .............................................   USD            2,350,000      2,317,688         0.5
    Copamex Industrias S.A., 11.375% due 4/30/04 -
     144A{.} .............................................   USD            1,903,000      1,957,711         0.5
    Grupo Elektra, S.A. de C.V., 12.75% due 5/15/01 -
     144A{.} .............................................   USD            1,500,000      1,633,125         0.4
    Grupo Mexico de Desarrollo, 8.25% due 2/17/01 -
     Euro ................................................   USD            1,910,000      1,334,613         0.3
  Philippines (1.1%)
    CE Casecan Water & Energy:
      Series B, 11.95% due 11/15/10 - Reg. S{c} ..........   USD            3,213,000      3,570,446         0.8
      11.45% due 11/15/05 - Reg. S{c} ....................   USD            1,030,000      1,113,688         0.3
  Russia (0.9%)
    Lukinter Finance, 3.5% due 5/6/02 - 144A{.} ..........   USD            3,704,000      3,861,420         0.9
                                                                                        ------------
Total Corporate Bonds (cost $59,467,855) .................                                60,304,033
                                                                                        ------------

    The accompanying notes are an integral part of the financial statements.

                                       F6

                    GLOBAL HIGH INCOME FUND -- CONSOLIDATED

                                 April 30, 1997

--------------------------------------------------------------------------------

                                                                         PRINCIPAL         VALUE         % OF NET
FIXED INCOME INVESTMENTS                                    CURRENCY       AMOUNT         (NOTE 1)        ASSETS
----------------------------------------------------------  --------   --------------   ------------   -------------
Sovereign Debt (12.5%)
  Morocco (2.4%)
    Kingdom of Morocco, Tranche A Loan Agreement, 6.8125%
     due 1/1/09+ .........................................   USD           11,732,000   $ 10,324,160         2.4
  Russia (10.1%)
    Bank for Foreign Economic Affairs (Vnesheconombank)
     Loan Agreement:
      Assignment ** {./} -/- .............................   USD           46,757,000     37,929,501         9.0
      Participation ** -/- ...............................   DEM            9,819,000      4,750,672         1.1
                                                                                        ------------
Total Sovereign Debt (cost $32,981,886) ..................                                53,004,333
                                                                                        ------------
Supranational Bonds (1.1%)
  International Finance Corp., 10.25% due 4/10/02 (cost
   $4,751,045) ...........................................   PHP          125,000,000      4,743,833         1.1
                                                                                        ------------       -----

TOTAL FIXED INCOME INVESTMENTS (cost $321,198,909) .......                               350,835,412        82.9
                                                                                        ------------       -----

                                                                         UNDERLYING        VALUE         % OF NET
OPTIONS                                                     CURRENCY       AMOUNT         (NOTE 1)        ASSETS
----------------------------------------------------------  --------   --------------   ------------   -------------
  Republic of Brazil Debt Conversion Bond 4/15/12, Call
   Option, strike 80.222, expires 6/12/97 ................   USD          114,475,000        989,178         0.2
    GOVERNMENT & GOVERNMENT AGENCY OBLIGATIONS
  Republic of Bulgaria Floating Interest Rate Bond "A"
   7/28/12, Call Option, strike 45.9375, expires
   7/17/97 ...............................................   USD           30,693,000      1,104,948         0.3
    GOVERNMENT & GOVERNMENT AGENCY OBLIGATIONS
  Russian Ministry of Finance Bond No. 3 5/14/99, Call
   Option, strike 86.625, expires 5/7/97 .................   USD           40,770,000         12,231          --
    GOVERNMENT & GOVERNMENT AGENCY OBLIGATIONS
                                                                                        ------------       -----

TOTAL OPTIONS (cost $3,943,512) ..........................                                 2,106,357         0.5
                                                                                        ------------       -----

                                                                         PRINCIPAL         VALUE         % OF NET
SHORT-TERM INVESTMENTS                                      CURRENCY       AMOUNT         (NOTE 1)        ASSETS
----------------------------------------------------------  --------   --------------   ------------   -------------
Structured Notes (3.7%)
  Russia (3.7%)
    Russian Federation GKO (Treasury Bills) Linked Note
     with cancellable currency forwards attached:
      Due 4/15/98 ........................................   USD           11,717,400     15,803,539         3.7
                                                                                        ------------
      (Notes issued by Credit Suisse First Boston (Cayman)
       Ltd. The note is linked to the local price in
       Russian rubles of 117,174 Titles of Russian
       treasury bills maturing 4/8/98. The note includes
       options to sell the Russian ruble proceeds at
       maturity for U.S. dollars.) (cost $15,438,552)

Government & Government Agency Obligations (0.9%)
  Indonesia (0.9%)
    Dharmala Intiutama International Promissary Note,
     effective yield 16.28% due 10/27/97 (cost
     $3,923,980) .........................................   IDR       10,000,000,000      3,809,378         0.9
                                                                                        ------------       -----

TOTAL SHORT-TERM INVESTMENTS (cost $19,362,532) ..........                                19,612,917         4.6
                                                                                        ------------       -----

    The accompanying notes are an integral part of the financial statements.

                                       F7

                    GLOBAL HIGH INCOME FUND -- CONSOLIDATED

                                 April 30, 1997

--------------------------------------------------------------------------------

                                                                                           VALUE         % OF NET
REPURCHASE AGREEMENT                                                                      (NOTE 1)        ASSETS
----------------------------------------------------------                              ------------   -------------
  Dated April 30, 1997, with State Street Bank & Trust
   Co., due May 1, 1997, for an effective yield of 5.27%
   collateralized by $12,115,000 U.S. Treasury Bonds,
   7.25% due 5/15/16 (market value of collateral is
   $12,692,463, including accrued interest).(cost
   $12,438,821)  .........................................                              $ 12,438,821         2.9
                                                                                        ------------       -----

TOTAL INVESTMENTS (cost $356,943,774)  * .................                               384,993,507        90.9
Other Assets and Liabilities .............................                                38,712,733         9.1
                                                                                        ------------       -----

NET ASSETS ...............................................                              $423,706,240       100.0
                                                                                        ------------       -----
                                                                                        ------------       -----

--------------

          + The coupon rate shown on floating rate note represents the rate at period end.
       {./} All or part of the Fund's holdings in this security is segregated as collateral for when-issued securities or forward currency contracts. See Note 1 to the Financial Statements.
        -/-  Non-income producing security.
         **  Underlying loan agreement currently in default.
        {.} Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
        {c}  Security issued under Regulation S. Rule 144A and additional restrictions may apply in the resale of such securities.
        [.]  Bond pays stated or additional interest with "payment-in-kind"
             (PIK) bonds.
         ++ The coupon rate shown on step-up coupon bond represents the rate at period end.
        +/+  Issued with detachable warrants or value recovery rights. The current market value of each warrant or right is zero.
          *  For Federal income tax purposes, cost is $358,525,644 and appreciation (depreciation) is as follows:

                 Unrealized appreciation:         $  33,282,273
                 Unrealized depreciation:            (6,814,410)
                                                  -------------
                 Net unrealized appreciation:     $  26,467,863
                                                  -------------
                                                  -------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                 FORWARD FOREIGN CURRENCY CONTRACTS OUTSTANDING
                                 APRIL 30, 1997

                                                                                    UNREALIZED
                                           MARKET VALUE     CONTRACT    DELIVERY   APPRECIATION
CONTRACTS TO SELL:                        (U.S. DOLLARS)      PRICE       DATE    (DEPRECIATION)
----------------------------------------  --------------   -----------  --------  --------------
Deutsche Marks..........................     3,948,582         1.66715  05/13/97     $151,229
Indonesian Rupiah.......................    11,868,708     2,449.75000  06/05/97      (30,765)
                                          --------------                          --------------
  Total Contracts to Sell (Receivable
   amount $15,937,754)..................    15,817,290                                120,464
                                          --------------                          --------------
THE VALUE OF CONTRACTS TO SELL AS
 PERCENTAGE OF NET ASSETS IS 3.73%.
  Total Open Forward Foreign Currency
   Contracts............................                                             $120,464
                                                                                  --------------
                                                                                  --------------

----------------
See Note 1 to the financial statements.

    The accompanying notes are an integral part of the financial statements.

                                       F8

                        GT GLOBAL STRATEGIC INCOME FUND

                            PORTFOLIO OF INVESTMENTS

                                 April 30, 1997

--------------------------------------------------------------------------------

                                                                         PRINCIPAL         VALUE         % OF NET
FIXED INCOME INVESTMENTS                                    CURRENCY       AMOUNT         (NOTE 1)        ASSETS
----------------------------------------------------------  --------   --------------   ------------   -------------
Government & Government Agency Obligations (80.4%)
  Argentina (8.3%)
    Republic of Argentina:
      Discount Bond, 6.375% due 3/31/23+ .................   USD           31,992,000   $ 26,472,427         5.9
      BOCON Pro 1, 3.2376% due 4/1/07[.] + ...............   ARS            5,122,000      5,309,484         1.2
      BOCON Pre 1, 3.2376% due 4/1/01[.] + ...............   ARS            4,267,900      5,232,969         1.2
  Australia (2.5%)
    Commonwealth of Australia, 9.5% due 8/15/03 ..........   AUD           13,500,000     11,539,306         2.5
  Brazil (3.9%)
    Federal Republic of Brazil:
      Debt Conversion Bond Series L, 6.9375% due
       4/15/12+ ..........................................   USD           20,578,000     16,436,678         3.6
      Debt Conversion Bond Registered, 6.9375% due
       4/15/12+ ..........................................   USD            1,924,000      1,536,795         0.3
  Bulgaria (3.0%)
    Republic of Bulgaria:
      Interest Arrears Bond, 6.5625% due 7/28/11 -
       Euro+ .............................................   USD           16,364,000     10,247,955         2.3
      Front Loaded Interest Reduction Bond Series A, 2.25%
       due 7/28/12++ .....................................   USD            6,959,000      3,331,621         0.7
  Canada (1.9%)
    Canadian Government, 8.75% due 12/1/05 ...............   CAD           10,500,000      8,581,478         1.9
  Colombia (0.5%)
    Republic of Colombia, 8.7% due 2/15/16 ...............   USD            2,538,000      2,480,895         0.5
  Costa Rica (0.9%)
    Banco Central de Costa Rica:
      Interest Bond Series A, 6.3125% due 5/21/05
       (effective maturity date 2/21/03)+ ................   USD            2,312,072      2,248,490         0.5
      Principal Bond Series A, 6.25% due 5/21/10 .........   USD            1,900,000      1,596,000         0.4
  Denmark (1.6%)
    Kingdom of Denmark, 7% due 12/15/04 ..................   DKK           46,000,000      7,296,812         1.6
  Ecuador (1.0%)
    Republic of Ecuador:
      Discount Bond, 6.4375% due 2/28/25 - Euro+ .........   USD            3,599,000      2,411,330         0.5
      11.25% due 4/25/02 - 144A{.} .......................   USD            2,022,000      2,072,550         0.5
  France (1.7%)
    France O.A.T., 7.25% due 4/25/06 .....................   FRF           40,000,000      7,657,329         1.7
  Germany (12.2%)
    Deutschland Republic:
      8.25% due 9/20/01 ..................................   DEM           38,000,000     25,036,973         5.5
      6% due 1/5/06{z} ...................................   DEM           35,500,000     20,902,137         4.6
    Treuhandanstalt, 7.125% due 1/29/03 ..................   DEM           15,000,000      9,529,463         2.1
  Italy (5.4%)
    Italian Buoni Poliennali del Tesoro (BTPS):
      10.5% due 11/1/00 ..................................   ITL       19,200,000,000     12,397,221         2.7
      9.5% due 2/1/99 ....................................   ITL        8,000,000,000      4,874,540         1.1
    Republic of Italy Series Y, .5883% due 7/26/99+ ......   JPY          928,000,000      7,351,603         1.6
  Mexico (5.6%)
    United Mexican States:
      Discount Bond Series C, 6.35156% due 12/31/19+
       +/+ ...............................................   USD           15,950,000     14,135,688         3.1
      Global Bond, 11.5% due 5/15/26 .....................   USD            4,526,000      4,803,218         1.1
      11.375% due 9/15/16 - 144A{.} ......................   USD            3,000,000      3,165,000         0.7
      7.625% due 8/6/01 - 144A+ {.} ......................   USD            2,953,000      2,991,389         0.7

    The accompanying notes are an integral part of the financial statements.

                                       F9

                        GT GLOBAL STRATEGIC INCOME FUND

                                 April 30, 1997

--------------------------------------------------------------------------------

                                                                         PRINCIPAL         VALUE         % OF NET
FIXED INCOME INVESTMENTS                                    CURRENCY       AMOUNT         (NOTE 1)        ASSETS
----------------------------------------------------------  --------   --------------   ------------   -------------
Government & Government Agency Obligations (Continued)
  Nigeria (1.6%)
    Central Bank of Nigeria, Par Bond, 6.25% due
     11/15/20+/+ .........................................   USD           11,000,000   $  7,040,000         1.6
  Panama (2.7%)
    Republic of Panama:
      Interest Reduction Bond, 3.5% due 7/17/14 - 144A++
       {.} ...............................................   USD           12,542,000      9,273,241         2.0
      7.875% due 2/13/02 - 144A{.} .......................   USD            3,360,000      3,276,000         0.7
  Poland (2.7%)
    Republic of Poland:
      Past Due Interest Bond , 4% due 10/31/14 -
       EURO++ ............................................   USD            9,200,000      7,463,500         1.6
      12% due 6/12/01 ....................................   PLZ           19,272,000      4,938,374         1.1
  Spain (1.8%)
    Spain Government, 10.5% due 10/30/03 .................   ESP        1,000,000,000      8,308,471         1.8
  Sweden (1.3%)
    Swedish Government, 13% due 6/15/01 ..................   SEK           36,000,000      5,733,624         1.3
  United Kingdom (7.2%)
    United Kingdom Treasury:
      7% due 6/7/02 ......................................   GBP           11,900,000     19,169,063         4.2
      8% due 12/7/00 .....................................   GBP            8,160,000     13,578,251         3.0
  United States (11.6%)
    United States Treasury:
      6.875% due 3/31/00{./} .............................   USD           43,000,000     43,496,349         9.6
      6.875% due 8/15/25 .................................   USD            9,000,000      8,829,668         2.0
  Uruguay (0.3%)
    Banco Central del Uruguay, Par Bond Series A, 6.75%
     due 2/19/21+/+ ......................................   USD            1,370,000      1,195,325         0.3
  Venezuela (2.7%)
    Republic of Venezuela:
      Par Bond Series A, 6.75% due 3/31/20+/+ ............   USD           12,000,000      8,707,500         1.9
      Debt Conversion Bond, 6.5% due 12/18/07+ ...........   USD            4,000,000      3,532,500         0.8
                                                                                        ------------
Total Government & Government Agency Obligations (cost
 $368,892,972) ...........................................                               364,181,217
                                                                                        ------------
Sovereign Debt (7.6%)
  Morocco (1.4%)
    Kingdom of Morocco, Tranche A Loan Agreement, 6.8125%
     due 1/1/09+ .........................................   USD            7,027,000      6,183,760         1.4
  Russia (6.2%)
    Bank for Foreign Economic Affairs (Vnesheconombank)
     Loan Agreement:
      Assignment ** {./} -/- .............................   USD           31,585,000     25,623,331         5.7
      Participation ** -/- ...............................   DEM            4,566,000      2,209,142         0.5
                                                                                        ------------
Total Sovereign Debt (cost $21,866,604) ..................                                34,016,233
                                                                                        ------------

    The accompanying notes are an integral part of the financial statements.

                                      F10

                        GT GLOBAL STRATEGIC INCOME FUND

                                 April 30, 1997

--------------------------------------------------------------------------------

                                                                         PRINCIPAL         VALUE         % OF NET
FIXED INCOME INVESTMENTS                                    CURRENCY       AMOUNT         (NOTE 1)        ASSETS
----------------------------------------------------------  --------   --------------   ------------   -------------
Corporate Bonds (6.2%)
  Argentina (0.5%)
    Central Termica Guemes S.A., 12% due 11/26/01 -
     144A{.} .............................................   USD            1,279,000   $  1,331,055         0.3
    Acindar Industrial Argentina, 11.25% due 2/15/04 .....   USD              816,000        830,280         0.2
  Brazil (0.7%)
    RBS Participacoes S.A., 11% due 4/1/07 - 144A{.} .....   USD            1,278,000      1,290,780         0.3
    TV Filme, Inc., 12.875% due 12/15/04 - 144A{.} .......   USD            1,102,000      1,124,040         0.2
    Tevecap S.A., 12.625% due 11/26/04 - 144A{.} .........   USD            1,025,000      1,045,500         0.2
  China (0.7%)
    AES China Generating Co., Ltd., 10.125% due
     12/15/06 ............................................   USD            1,818,000      1,913,445         0.4
    Panda Global Energy Co., 12.5% due 4/15/04 -
     144A{.} .............................................   USD            1,244,000      1,186,465         0.3
  Indonesia (0.8%)
    FSW International, 12.5% due 11/1/06 - 144A{.} .......   USD            1,727,000      1,701,095         0.4
    Ongko International Finance Co., 10.5% due 3/29/04 -
     144A{.} .............................................   USD            1,328,000      1,342,110         0.3
    Rapp International Finance, 13.25% due 12/15/05 -
     Euro ................................................   USD              664,000        672,300         0.1
  Jamaica (0.2%)
    Mechala Group Jamaica Ltd., 12.75% due 12/30/99 -
     Series B ............................................   USD              719,000        745,963         0.2
  Mexico (1.0%)
    TV Azteca, S.A. de C.V., 10.5% due 2/15/07 -
     144A{.} .............................................   USD            1,300,000      1,282,125         0.3
    Copamex Industrias S.A., 11.375% due 4/30/04 -
     144A{.} .............................................   USD            1,134,000      1,166,603         0.3
    Grupo Elektra, S.A. de C.V., 12.75% due 5/15/01 ......   USD            1,000,000      1,088,750         0.2
    Grupo Mexico de Desarrollo, 8.25% due 2/17/01 ........   USD            1,105,000        772,119         0.2
  Philippines (0.6%)
    CE Casecnan Water & Energy:
      Series B, 11.95% due 11/15/10 - Reg S{c} ...........   USD            1,803,000      2,003,584         0.4
      11.45% due 11/15/05 - Reg S{c} .....................   USD              670,000        724,438         0.2
  Russia (0.5%)
    Lukinter Finance, 3.5% due 5/6/02 - 144A{.} ..........   USD            2,205,000      2,298,713         0.5
  United States (1.2%)
    Chase Manhattan Corp., 6.25% due 1/15/06 .............   USD            2,835,000      2,637,962         0.6
    General Motors Acceptance Corp., 6.625% due
     10/15/05 ............................................   USD            2,700,000      2,582,653         0.6
                                                                                        ------------
Total Corporate Bonds (cost $27,400,371) .................                                27,739,980
                                                                                        ------------
Supranational Bonds (1.7%)
  International Bank Reconstruction and Development,
   10.25% due 4/11/02 - 144A .............................   PHP          130,000,000      4,933,586         1.1
  International Finance Corp., 10.25% due 4/10/02 ........   PHP           70,000,000      2,656,546         0.6
                                                                                        ------------
Total Supranational Bonds (cost $7,605,528) ..............                                 7,590,132
                                                                                        ------------       -----

TOTAL FIXED INCOME INVESTMENTS (cost $425,765,475) .......                               433,527,562        95.9
                                                                                        ------------       -----

    The accompanying notes are an integral part of the financial statements.

                                      F11

                        GT GLOBAL STRATEGIC INCOME FUND

                                 April 30, 1997

--------------------------------------------------------------------------------

                                                                         UNDERLYING        VALUE         % OF NET
OPTIONS                                                     CURRENCY       AMOUNT         (NOTE 1)        ASSETS
----------------------------------------------------------  --------   --------------   ------------   -------------
  Republic of Brazil Debt Conversion Bond 4/15/12, Call
   Option, strike 80.222, expires 6/12/97 ................   USD           63,300,000   $    546,975         0.1
    GOVERNMENT & GOVERNMENT AGENCY OBLIGATIONS
  Republic of Bulgaria Floating Interest Rate Bond "A"
   7/28/12, Call Option, strike 45.9375, expires
   7/17/97 ...............................................   USD           18,406,000        662,616         0.2
    GOVERNMENT & GOVERNMENT AGENCY OBLIGATIONS
  Russian Ministry of Finance Bond No. 3 5/14/99, Call
   Option, strike 86.625, expires 5/7/97 .................   USD           22,000,000          6,600          --
    GOVERNMENT & GOVERNMENT AGENCY OBLIGATIONS
                                                                                        ------------       -----

TOTAL OPTIONS (cost $2,219,920) ..........................                                 1,216,191         0.3
                                                                                        ------------       -----

                                                                         PRINCIPAL         VALUE         % OF NET
SHORT-TERM INVESTMENTS                                      CURRENCY       AMOUNT         (NOTE 1)        ASSETS
----------------------------------------------------------  --------   --------------   ------------   -------------
Structured Notes (1.8%)
  Russia (1.8%)
    Russian Federation GKO (Treasury Bills) Linked Notes
     with cancellable
     currency forwards attached:
      Due 4/15/98 ........................................   USD            6,019,900      8,119,184         1.8
                                                                                        ------------       -----
      (Notes issued by Credit Suisse First Boston (Cayman)
       Ltd. These notes are linked to the local price in
       Russian rubles of 60,199 Titles of Russian treasury
       bills maturing 4/8/98. The note includes options to
       sell the Russian ruble proceeds at maturity for
       U.S. dollars.)(cost $7,931,669)
                                                                                           VALUE         % OF NET
REPURCHASE AGREEMENT                                                                      (NOTE 1)        ASSETS
----------------------------------------------------------                              ------------   -------------
  Dated April 30, 1997, with State Street Bank & Trust
   Co., due May 1, 1997, for an effective yield of 5.27%,
   collateralized by $590,000 U.S. Treasury Bonds, 7.25%
   due 5/15/16 (market value of collateral is $618,122,
   including accrued interest).(cost $601,088)  ..........                                   601,088         0.1
                                                                                        ------------       -----

TOTAL INVESTMENTS (cost $436,518,152)  * .................                               443,464,025        98.1
Other Assets and Liabilities .............................                                 8,656,822         1.9
                                                                                        ------------       -----

NET ASSETS ...............................................                              $452,120,847       100.0
                                                                                        ------------       -----
                                                                                        ------------       -----

--------------

          + The coupon rate shown on floating rate note represents the rate at period end.
       {./} All or part of the Fund's holdings in this security is segregated as collateral for when-issued securities or forward currency contracts. See Note 1 to the Financial Statements.
        -/-  Non-income producing security.
         **  Underlying loan agreement currently in default.
        {.} Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
        {c}  Security issued under Regulation S. Rule 144A and additional restrictions may apply in the resale of such securities.
        [.]  Bond pays stated or additional interest with "payment-in-kind"
             (PIK) bonds.
         ++ The coupon rate shown on step-up coupon bond represents the rate at period end.
        {z} All or part of the Fund's holdings in this security is segregated as collateral for written futures. See Note 1 to the Financial Statements.
        +/+  Issued with detachable warrants or value recovery rights. The current market value of each warrant or right is zero.
          *  For Federal income tax purposes, cost is $437,587,488 and appreciation (depreciation) is as follows:

                 Unrealized appreciation:         $  20,732,878
                 Unrealized depreciation:           (14,856,341)
                                                  -------------
                 Net unrealized appreciation:     $   5,876,537
                                                  -------------
                                                  -------------

    The accompanying notes are an integral part of the financial statements.

                                      F12

                        GT GLOBAL STRATEGIC INCOME FUND

                                 April 30, 1997

--------------------------------------------------------------------------------
                 FORWARD FOREIGN CURRENCY CONTRACTS OUTSTANDING
                                 APRIL 30, 1997

                                          MARKET VALUE                           UNREALIZED
                                             (U.S.       CONTRACT    DELIVERY   APPRECIATION
CONTRACTS TO BUY:                           DOLLARS)       PRICE       DATE    (DEPRECIATION)
----------------------------------------  ------------  -----------  --------  --------------
Australian Dollars......................     7,640,140      1.27930  05/12/97    $ (20,324)
Australian Dollars......................     3,118,425      1.30422  05/12/97       51,465
British Pounds..........................     6,613,725      0.62700  06/10/97       90,584
Canadian Dollars........................     3,866,815      1.35625  05/29/97     (107,379)
Canadian Dollars........................     2,080,476      1.35658  05/29/97      (57,253)
Canadian Dollars........................       860,886      1.35625  05/29/97      (23,907)
Canadian Dollars........................     4,704,590      1.38712  06/02/97      (21,029)
Deutsche Marks..........................     5,800,922      1.66964  06/25/97     (188,393)
Deutsche Marks..........................    10,557,677      1.70907  06/25/97      (91,389)
                                          ------------                         --------------
  Total Contracts to Buy (Payable amount
   $45,611,281).........................    45,243,656                            (367,625)
                                          ------------                         --------------
THE VALUE OF CONTRACTS TO BUY AS PERCENTAGE OF NET ASSETS IS 10.01%.


CONTRACTS TO SELL:
----------------------------------------
Australian Dollars......................    11,772,053      1.32100  05/12/97     (341,352)
British Pounds..........................    10,284,422      0.62125  06/10/97      (46,921)
British Pounds..........................     9,114,770      0.61692  07/31/97       43,598
Canadian Dollars........................       175,764      1.38310  05/29/97        1,374
Canadian Dollars........................     2,765,598      1.37804  05/29/97       31,853
Canadian Dollars........................     3,866,815      1.35668  05/29/97      106,134
Canadian Dollars........................     2,120,834      1.38273  06/02/97       16,250
Canadian Dollars........................     4,521,574      1.38214  06/02/97       36,575
Deutsche Marks..........................     9,271,423      1.70765  06/11/97       98,179
Deutsche Marks..........................    11,480,024      1.72489  06/25/97       (6,829)
Deutsche Marks..........................    15,825,915      1.72025  08/05/97      (14,260)
Italian Liras...........................    18,197,214   1704.40000  07/21/97      137,684
Spanish Pesetas.........................     8,628,720    145.02500  07/15/97       60,127
                                          ------------                         --------------
  Total Contracts to Sell (Receivable
   amount $108,147,538).................   108,025,126                             122,412
                                          ------------                         --------------
THE VALUE OF CONTRACTS TO SELL AS PERCENTAGE OF NET ASSETS IS 23.89%.
  Total Open Forward Foreign Currency
   Contracts, Net.......................                                         $(245,213)
                                                                               --------------
                                                                               --------------

--------------
See Note 1 to the financial statements.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                     WRITTEN FUTURES CONTRACTS OUTSTANDING
                                 APRIL 30, 1997

                                          EXPIRATION    NO. OF                  MARKET
DESCRIPTION                                  DATE      CONTRACTS   CURRENCY     VALUE
----------------------------------------  ----------   ---------   --------   ----------
Canadian 10-Year Bond Future (face
 $4,502,734)............................   06/17/97       55         CAD      $4,532,106

----------------
See Note 1 to the financial statements.

    The accompanying notes are an integral part of the financial statements.

                                      F13

                             GT GLOBAL INCOME FUNDS

                              STATEMENTS OF ASSETS
                                 AND LIABILITIES
                                 April 30, 1997

--------------------------------------------------------------------------------

                                                                                        GT GLOBAL
                                                                        -----------------------------------------
                                                                                           HIGH
                                                                         GOVERNMENT    INCOME FUND-   STRATEGIC
                                                                         INCOME FUND   CONSOLIDATED     INCOME
                                                                         (UNAUDITED)     (NOTE 1)        FUND
                                                                        -------------  ------------  ------------
Assets:
  Investments in securities, at value (cost $335,041,573;
   $356,943,774; and $436,518,152, respectively) (Note 1).............  $ 323,469,433  $384,993,507  $443,464,025
  U.S. currency.......................................................            935          692            423
  Foreign Currencies (cost $0, $5,055 and $22,143)....................             --        7,843         15,987
  Interest receivable.................................................      6,921,964    7,380,033     10,680,530
  Receivable for forward foreign currency contracts -- closed (Note
   1).................................................................             --           --        609,200
  Receivable for Fund shares sold.....................................      1,229,405   29,718,796        498,356
  Receivable for open forward foreign currency contracts, net (Note
   1).................................................................             --      120,464             --
  Receivable for securities sold......................................      1,612,843   45,772,511     22,948,570
  Receivable for variation margin.....................................        365,250           --         44,000
  Unamortized organizational costs....................................             --       18,114             --
  Cash held as collateral for securities loaned (Note 1)..............     53,315,063           --     31,692,850
                                                                        -------------  ------------  ------------
    Total assets......................................................    386,914,893  468,011,960    509,953,941
                                                                        -------------  ------------  ------------
Liabilities:
  Payable for custodian fees (Note 1).................................          6,812       22,753         36,402
  Payable for Directors' and Trustees' fees and expenses (Note 2).....          5,357        9,194          3,069
  Payable for forward foreign currency contracts -- closed (Note 1)...        936,808           --             --
  Payable for fund accounting fees (Note 2)...........................          5,482        7,137          7,815
  Payable for Fund shares repurchased (Note 2)........................      1,275,648   16,371,067      1,920,626
  Payable for investment management and administration fees (Note
   2).................................................................        188,108      414,603        270,302
  Payable for loan outstanding (Note 1)...............................             --           --      8,000,000
  Payable for open forward foreign currency contracts, net (Note 1)...        403,055           --        245,213
  Payable for printing and postage expenses...........................         86,447       85,813         63,484
  Payable for professional fees.......................................         45,996       62,307         42,311
  Payable for registration and filing fees............................         14,649        4,780         15,821
  Payable for securities purchased....................................     26,634,995   26,989,737     15,153,278
  Payable for service and distribution expenses (Note 2)..............        163,681      241,491        296,865
  Payable for transfer agent fees (Note 2)............................        158,072       73,523         61,029
  Payable for variation margin........................................        117,495           --         16,539
  Other accrued expenses..............................................         13,321       23,215          7,490
  Collateral for securities loaned (Note 1)...........................     53,315,063           --     31,692,850
                                                                        -------------  ------------  ------------
    Total liabilities.................................................     83,370,989   44,305,620     57,833,094
  Minority interest (Notes 1 & 2).....................................             --          100             --
                                                                        -------------  ------------  ------------
Net assets............................................................  $ 303,543,904  $423,706,240  $452,120,847
                                                                        -------------  ------------  ------------
                                                                        -------------  ------------  ------------
Class A:
  Net asset value and redemption price per share ($175,950,786 DIVIDED
   BY 20,970,870; $153,460,610 DIVIDED BY 9,873,278; and $146,964,268
   DIVIDED BY 12,450,853 shares outstanding, respectively)............  $        8.39  $     15.54   $      11.80
                                                                        -------------  ------------  ------------
                                                                        -------------  ------------  ------------
  Maximum offering price per share (100/95.25 of $8.39; 100/95.25 of
   $15.54; and 100/95.25 of $11.80, respectively) *...................  $        8.81  $     16.31   $      12.39
                                                                        -------------  ------------  ------------
                                                                        -------------  ------------  ------------
Class B:+
  Net asset value and redemption price per share $127,475,633 DIVIDED
   BY 15,198,325; $253,260,463 DIVIDED BY 16,307,458; and $304,649,669
   DIVIDED BY 25,783,431 shares outstanding, respectively)............  $        8.39  $     15.53   $      11.82
                                                                        -------------  ------------  ------------
                                                                        -------------  ------------  ------------
Advisor Class:
  Net asset value and redemption price per share, and redemption price per share $117,485 DIVIDED BY 14,017; $16,985,167 DIVIDED BY
   1,094,910; and $506,910 DIVIDED BY 42,891 shares outstanding,
   respectively)......................................................  $        8.38  $     15.51   $      11.82
                                                                        -------------  ------------  ------------
                                                                        -------------  ------------  ------------
Net assets consist of:
  Paid in capital (Note 4)............................................  $ 462,174,231  $356,282,851  $528,173,539
  Undistributed (distributions in excess of) net investment income....       (821,466)     581,155     (1,459,223)
  Accumulated net realized gain (loss) on investments.................   (144,627,921)  38,733,564    (81,623,623)
  Net unrealized appreciation (depreciation) on translation of assets
   and liabilities....................................................     (1,464,333)      58,937        113,653
  Net unrealized appreciation (depreciation) of investments...........    (11,716,607)  28,049,733      6,916,501
                                                                        -------------  ------------  ------------
Total -- representing net assets applicable to capital shares outstanding..........................................................  $ 303,543,904  $423,706,240  $452,120,847
                                                                        -------------  ------------  ------------
                                                                        -------------  ------------  ------------

----------------
    * On sales of $50,000 or more, the offering price is reduced.
    + Redemption price per share is equal to the net asset value per share less any applicable contingent deferred sales charge.

    The accompanying notes are an integral part of the financial statements.

                                      F14

                             GT GLOBAL INCOME FUNDS

                            STATEMENTS OF OPERATIONS

                        Six months ended April 30, 1997

--------------------------------------------------------------------------------

                                                                                  GT GLOBAL
                                                                    -------------------------------------
                                                                                    HIGH
                                                                    GOVERNMENT     INCOME      STRATEGIC
                                                                    INCOME FUND     FUND-       INCOME
                                                                    (UNAUDITED)  CONSOLIDATED    FUND
                                                                    -----------  -----------  -----------
Investment income: (Note 1)
  Interest income.................................................  $11,954,617  $21,725,880  $19,230,691
  Other income....................................................       51,190           --       65,807
                                                                    -----------  -----------  -----------
    Total investment income.......................................   12,005,807   21,725,880   19,296,498
                                                                    -----------  -----------  -----------
Expenses:
  Investment management and administration fees (Note 2)..........    1,310,589    2,075,683    1,788,489
  Amortization of organization costs (Note 1).....................           --       17,257           --
  Audit fees......................................................       31,675       40,182       29,386
  Custodian Fees (Note 1).........................................      108,511       94,000      144,323
  Directors' and Trustees' fees and expenses (Note 2).............        7,240        9,593        6,786
  Fund accounting fees (Note 2)...................................       45,193       56,673       61,715
  Legal fees......................................................        7,783       10,317        2,911
  Printing and postage expenses...................................       64,979       40,648       62,945
  Registration and filing fees (Note 1)...........................       26,245       30,980       19,702
  Service and distribution expenses: (Note 2)
    Class A.......................................................      374,005      310,543      294,706
    Class B.......................................................      738,658    1,296,780    1,623,939
  Transfer agent fees (Note 2)....................................      460,645      360,890      425,940
  Other expenses (Note 1).........................................       39,418      112,147      122,022
                                                                    -----------  -----------  -----------
    Total expenses before reductions..............................    3,214,941    4,455,693    4,582,864
                                                                    -----------  -----------  -----------
    Expense reductions (Note 1)...................................     (192,330)          --      (79,477)
                                                                    -----------  -----------  -----------
  Total net expenses..............................................    3,022,611    4,455,693    4,503,387
                                                                    -----------  -----------  -----------
Net investment income.............................................    8,983,196   17,270,187   14,793,111
                                                                    -----------  -----------  -----------
Net realized and unrealized gain (loss) on investments: (Note 1)
  Net realized gain on investments................................    2,046,548   39,324,838   24,069,456
  Net realized gain on foreign currency transactions..............    8,387,440      671,467    5,168,455
                                                                    -----------  -----------  -----------
    Net realized gain during the period...........................   10,433,988   39,996,305   29,237,911
                                                                    -----------  -----------  -----------
  Net change in unrealized appreciation (depreciation) on
   translation of assets and liabilities in foreign currencies....      179,558     (121,380)     995,697
  Net change in unrealized depreciation of investments............  (23,220,682) (12,783,791) (25,288,668)
                                                                    -----------  -----------  -----------
    Net unrealized depreciation during the period.................  (23,041,124) (12,905,171) (24,292,971)
                                                                    -----------  -----------  -----------
Net realized and unrealized gain (loss) on investments and foreign
 currencies.......................................................  (12,607,136)  27,091,134    4,944,940
                                                                    -----------  -----------  -----------
Net increase (decrease) in net assets resulting from operations...  $(3,623,940) $44,361,321  $19,738,051
                                                                    -----------  -----------  -----------
                                                                    -----------  -----------  -----------

    The accompanying notes are an integral part of the financial statements.

                                      F15

                             GT GLOBAL INCOME FUNDS

                      STATEMENTS OF CHANGES IN NET ASSETS

--------------------------------------------------------------------------------

                                                                   GT GLOBAL
                                      -------------------------------------------------------------------
                                           GOVERNMENT INCOME FUND
                                      --------------------------------    HIGH INCOME FUND-CONSOLIDATED
                                        SIX MONTHS                       --------------------------------
                                          ENDED                            SIX MONTHS
                                      APRIL 30, 1997     YEAR ENDED          ENDED          YEAR ENDED
                                       (UNAUDITED)    OCTOBER 31, 1996   APRIL 30, 1997  OCTOBER 31, 1996
                                      --------------  ----------------   --------------  ----------------
Increase (decrease) in net assets
Operations:
  Net investment income.............  $    8,983,196   $   31,802,934    $   17,270,187   $   37,117,017
  Net realized gain (loss) on
   investments and foreign currency
   transactions.....................      10,433,988       (1,896,895)       39,996,305       62,517,472
  Net change in unrealized
   appreciation (depreciation) on
   translation of assets and
   liabilities in foreign
   currencies.......................         179,558        2,319,205          (121,380)         174,082
  Net change in unrealized
   appreciation (depreciation) of
   investments......................     (23,220,682)      (1,121,083)      (12,783,791)      31,730,913
                                      --------------  ----------------   --------------  ----------------
    Net increase (decrease) in net
     assets resulting from
     operations.....................      (3,623,940)      31,104,161        44,361,321      131,539,484
                                      --------------  ----------------   --------------  ----------------
Class A:
Distributions to shareholders: (Note
 1)
  From net investment income........      (5,526,002)     (15,504,590)       (6,771,411)     (13,418,057)
  From net realized gain on
   investments......................              --       (8,183,323)       (2,548,751)      (1,230,117)
  In excess of net investment
   income...........................        (729,803)              --                --               --
Class B:
Distributions to shareholders: (Note
 1)
  From net investment income........      (3,454,573)      (9,165,193)       (9,244,748)     (18,753,394)
  From net realized gain on
   investments......................              --       (5,303,358)       (3,624,283)      (1,719,241)
  In excess of net investment
   income...........................        (456,235)              --                --               --
Advisor Class:
Distributions to shareholders: (Note
 1)
  From net investment income........          (2,621)          (7,915)         (672,873)        (505,715)
  From net realized gain on
   investments......................              --           (2,893)         (243,515)         (46,362)
  In excess of net investment
   income...........................            (346)              --                --               --
                                      --------------  ----------------   --------------  ----------------
    Total distributions.............     (10,169,580)     (38,167,272)      (23,105,581)     (35,672,886)
                                      --------------  ----------------   --------------  ----------------
Capital share transactions: (Note 4)
  Increase from capital shares sold
   and reinvested...................     300,378,032      386,482,407       345,851,435      583,133,415
  Decrease from capital shares
   repurchased......................    (390,649,126)    (592,826,606)     (388,019,420)    (592,743,855)
                                      --------------  ----------------   --------------  ----------------
    Net increase (decrease) from
     capital share transactions.....     (90,271,094)    (206,344,199)      (42,167,985)      (9,610,440)
                                      --------------  ----------------   --------------  ----------------
Total increase (decrease) in net
 assets.............................    (104,064,614)    (213,407,310)      (20,912,245)      86,256,158
Net assets:
  Beginning of period...............     407,608,518      621,015,828       444,618,485      358,362,327
                                      --------------  ----------------   --------------  ----------------
  End of period.....................  $  303,543,904*  $  407,608,518*   $  423,706,240*  $  444,618,485*
                                      --------------  ----------------   --------------  ----------------
                                      --------------  ----------------   --------------  ----------------
 * Includes undistributed
   (distributions in excess of)
   accumulated net investment
   income...........................  $     (821,466)  $      364,918    $      581,155   $           --
                                      --------------  ----------------   --------------  ----------------
                                      --------------  ----------------   --------------  ----------------


                                           STRATEGIC INCOME FUND
                                      --------------------------------
                                        SIX MONTHS
                                          ENDED          YEAR ENDED
                                      APRIL 30, 1997  OCTOBER 31, 1996
                                      --------------  ----------------
Increase (decrease) in net assets
Operations:
  Net investment income.............  $   14,793,111   $   40,286,756
  Net realized gain (loss) on
   investments and foreign currency
   transactions.....................      29,237,911       36,675,981
  Net change in unrealized
   appreciation (depreciation) on
   translation of assets and
   liabilities in foreign
   currencies.......................         995,697        1,913,734
  Net change in unrealized
   appreciation (depreciation) of
   investments......................     (25,288,668)      27,794,834
                                      --------------  ----------------
    Net increase (decrease) in net
     assets resulting from
     operations.....................      19,738,051      106,671,305
                                      --------------  ----------------
Class A:
Distributions to shareholders: (Note
 1)
  From net investment income........      (5,368,404)     (12,520,881)
  From net realized gain on
   investments......................              --               --
  In excess of net investment
   income...........................        (529,550)      (1,097,884)
Class B:
Distributions to shareholders: (Note
 1)
  From net investment income........      (9,406,738)     (22,200,673)
  From net realized gain on
   investments......................              --               --
  In excess of net investment
   income...........................        (927,900)      (1,946,649)
Advisor Class:
Distributions to shareholders: (Note
 1)
  From net investment income........         (17,969)         (46,547)
  From net realized gain on
   investments......................              --               --
  In excess of net investment
   income...........................          (1,773)          (4,081)
                                      --------------  ----------------
    Total distributions.............     (16,252,334)     (37,816,715)
                                      --------------  ----------------
Capital share transactions: (Note 4)
  Increase from capital shares sold
   and reinvested...................     163,903,808      335,665,174
  Decrease from capital shares
   repurchased......................    (234,051,924)    (432,196,117)
                                      --------------  ----------------
    Net increase (decrease) from
     capital share transactions.....     (70,148,116)     (96,530,943)
                                      --------------  ----------------
Total increase (decrease) in net
 assets.............................     (66,662,399)     (27,676,353)
Net assets:
  Beginning of period...............     518,783,246      546,459,599
                                      --------------  ----------------
  End of period.....................  $  452,120,847*  $  518,783,246*
                                      --------------  ----------------
                                      --------------  ----------------
 * Includes undistributed
   (distributions in excess of)
   accumulated net investment
   income...........................  $   (1,459,223)  $           --
                                      --------------  ----------------
                                      --------------  ----------------

    The accompanying notes are an integral part of the financial statements.

                                      F16

                        GT GLOBAL GOVERNMENT INCOME FUND

                              FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------
Contained below is per share operating performance data for a share outstanding throughout each period, total investment return, ratios and supplemental data. This information has been derived from information provided in the financial statements.

                                                                          CLASS A+
                                          -------------------------------------------------------------------------
                                           SIX MONTHS
                                              ENDED
                                            APRIL 30,                      YEAR ENDED OCTOBER 31,
                                              1997       ----------------------------------------------------------
                                          (UNAUDITED) (D)  1996 (D)   1995 (D)    1994 (D)    1993 (D)      1992
                                          -------------  ----------  ----------  ----------  ----------  ----------
Per Share Operating Performance:
Net asset value, beginning of period....    $    8.74    $    8.81   $    8.63   $   11.07   $    9.83   $   10.29
                                          -------------  ----------  ----------  ----------  ----------  ----------
Income from investment operations:
  Net investment income.................         0.23         0.57        0.62        0.65        0.74        0.92
  Net realized and unrealized gain
   (loss) on investments................        (0.32)        0.03        0.15       (1.52)       1.34       (0.31)
                                          -------------  ----------  ----------  ----------  ----------  ----------
    Net increase (decrease) from
     investment operations..............        (0.09)        0.60        0.77       (0.87)       2.08        0.61
                                          -------------  ----------  ----------  ----------  ----------  ----------
Distributions to shareholders:
  From net investment income............        (0.23)       (0.57)      (0.59)      (0.65)      (0.74)      (0.83)
  From net realized gain on
   investments..........................           --        (0.10)         --       (0.27)         --       (0.13)
  In excess of net investment income....        (0.03)          --          --          --          --          --
  In excess of net realized gain on
   investments..........................           --           --          --       (0.55)         --          --
  Return of capital.....................           --           --          --       (0.10)         --          --
  From sources other than net investment
   income...............................           --           --          --          --       (0.10)      (0.11)
                                          -------------  ----------  ----------  ----------  ----------  ----------
    Total distributions.................        (0.26)       (0.67)      (0.59)      (1.57)      (0.84)      (1.07)
                                          -------------  ----------  ----------  ----------  ----------  ----------
Net asset value, end of period..........    $    8.39    $    8.74   $    8.81   $    8.63   $   11.07   $    9.83
                                          -------------  ----------  ----------  ----------  ----------  ----------
                                          -------------  ----------  ----------  ----------  ----------  ----------

Total investment return (c).............        (1.13)%(a)      7.11%      9.22%     (8.87)%      21.9%        6.3%
Ratios and supplemental data:
Net assets, end of period (in 000's)....    $ 175,951    $ 240,945   $ 385,404   $ 502,094   $ 708,301   $ 623,387
Ratio of net investment income to
 average net assets.....................         5.23%(b)      6.52%      6.98%       6.87%        7.1%        9.0%
Ratio of expenses to average net assets:
  With expense reductions (Note 1)......         1.41%(b)      1.34%      1.35%       1.33%        1.4%        1.6%
  Without expense reductions............         1.51%(b)      1.39%      1.38%         --%*        --%*        --%*
Portfolio turnover rate++++.............          225%(b)       268%       385%        625%        495%        351%

----------------

 (a) Not annualized.
 (b) Annualized.
 (c) Total investment return does not include sales charges.
 (d) These selected per share data were calculated based upon weighted average shares outstanding during the period.
 (e) Ratios are not meaningful due to short period of operation.
  + All capital shares issued and oustanding as of October 21, 1992 were reclassified as Class A shares.
 ++ Commencing October 22, 1992, the Fund began offering Class B shares. +++ Commencing June 1, 1995, the Fund began offering Advisor Class shares. ++++ Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares.
  * Calculation of "Ratio of expenses to average net assets" was made without considering the effect of expense reductions, if any.
N/A  Not Applicable.

    The accompanying notes are an integral part of the financial statements.

                                      F17

                        GT GLOBAL GOVERNMENT INCOME FUND

--------------------------------------------------------------------------------
Contained below is per share operating performance data for a share outstanding throughout each period, total investment return, ratios and supplemental data. This information has been derived from information provided in the financial statements.

                                                                             CLASS B++
                                          -------------------------------------------------------------------------------
                                           SIX MONTHS
                                              ENDED
                                            APRIL 30,                YEAR ENDED OCTOBER 31,              OCTOBER 22, 1992
                                              1997       ----------------------------------------------         TO
                                          (UNAUDITED) (D)  1996 (D)   1995 (D)    1994 (D)    1993 (D)   OCTOBER 31, 1992
                                          -------------  ----------  ----------  ----------  ----------  ----------------
Per Share Operating Performance:
Net asset value, beginning of period....    $    8.74    $    8.80   $    8.64   $   11.07   $    9.83      $    9.87
                                          -------------  ----------  ----------  ----------  ----------      --------
Income from investment operations:
  Net investment income.................         0.20         0.51        0.55        0.59        0.67           0.02
  Net realized and unrealized gain
   (loss) on investments................        (0.32)        0.04        0.14       (1.52)       1.34          (0.06)
                                          -------------  ----------  ----------  ----------  ----------      --------
    Net increase (decrease) from
     investment operations..............        (0.12)        0.55        0.69       (0.93)       2.01          (0.04)
                                          -------------  ----------  ----------  ----------  ----------      --------
Distributions to shareholders:
  From net investment income............        (0.20)       (0.51)      (0.53)      (0.59)      (0.67)            --
  From net realized gain on
   investments..........................           --        (0.10)         --       (0.27)         --             --
  In excess of net investment income....        (0.03)          --          --          --          --             --
  In excess of net realized gain on
   investments..........................           --           --          --       (0.54)         --             --
  Return of capital.....................           --           --          --       (0.10)         --             --
  From sources other than net investment
   income...............................           --           --          --          --       (0.10)            --
                                          -------------  ----------  ----------  ----------  ----------      --------
    Total distributions.................        (0.23)       (0.61)      (0.53)      (1.50)      (0.77)            --
                                          -------------  ----------  ----------  ----------  ----------      --------
Net asset value, end of period..........    $    8.39    $    8.74   $    8.80   $    8.64   $   11.07      $    9.83
                                          -------------  ----------  ----------  ----------  ----------      --------
                                          -------------  ----------  ----------  ----------  ----------      --------

Total investment return (c).............        (1.44)%(a)      6.54%      8.22%     (9.39)%      21.1%          (0.4)% (a)
Ratios and supplemental data:
Net assets, end of period (in 000's)....    $ 127,476    $ 166,577   $ 235,481   $ 262,405   $ 182,972      $   2,624
Ratio of net investment income to
 average net assets.....................         4.58%(b)      5.87%      6.33%       6.22%        6.5%           N/A(e)
Ratio of expenses to average net assets:
  With expense reductions (Note 1)......         2.06%(b)      1.99%      2.00%       1.98%        2.0%           N/A(e)
  Without expense reductions............         2.16%(b)      2.04%      2.03%         --%*        --%*           -- % *
Portfolio turnover rate++++.............          225%(b)       268%       385%        625%        495%           351 %

----------------

 (a) Not annualized.
 (b) Annualized.
 (c) Total investment return does not include sales charges.
 (d) These selected per share data were calculated based upon weighted average shares outstanding during the period.
 (e) Ratios are not meaningful due to short period of operation.
  + All capital shares issued and oustanding as of October 21, 1992 were reclassified as Class A shares.
 ++ Commencing October 22, 1992, the Fund began offering Class B shares. +++ Commencing June 1, 1995, the Fund began offering Advisor Class shares. ++++ Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares.
  * Calculation of "Ratio of expenses to average net assets" was made without considering the effect of expense reductions, if any.
N/A  Not Applicable.

    The accompanying notes are an integral part of the financial statements.

                                      F18

                        GT GLOBAL GOVERNMENT INCOME FUND

--------------------------------------------------------------------------------
Contained below is per share operating performance data for a share outstanding throughout each period, total investment return, ratios and supplemental data. This information has been derived from information provided in the financial statements.

                                                      ADVISOR CLASS+++
                                          ----------------------------------------
                                           SIX MONTHS
                                              ENDED                   JUNE 1, 1995
                                            APRIL 30,    YEAR ENDED        TO
                                              1997       OCTOBER 31,  OCTOBER 31,
                                          (UNAUDITED) (D)  1996 (D)     1995 (D)
                                          -------------  -----------  ------------
Per Share Operating Performance:
Net asset value, beginning of period....    $    8.73     $    8.80    $    8.98
                                          -------------  -----------  ------------
Income from investment operations:
  Net investment income.................         0.24          0.60         0.26
  Net realized and unrealized gain
   (loss) on investments................        (0.32)         0.03        (0.19)
                                          -------------  -----------  ------------
    Net increase (decrease) from
     investment operations..............        (0.08)         0.63         0.07
                                          -------------  -----------  ------------
Distributions to shareholders:
  From net investment income............        (0.24)        (0.60)       (0.25)
  From net realized gain on
   investments..........................           --         (0.10)          --
  In excess of net investment income....        (0.03)           --           --
  In excess of net realized gain on
   investments..........................           --            --           --
  Return of capital.....................           --            --           --
  From sources other than net investment
   income...............................           --            --           --
                                          -------------  -----------  ------------
    Total distributions.................        (0.27)        (0.70)       (0.25)
                                          -------------  -----------  ------------
Net asset value, end of period..........    $    8.38     $    8.73    $    8.80
                                          -------------  -----------  ------------
                                          -------------  -----------  ------------

Total investment return (c).............        (0.96)%(a)       7.49%       0.83 %(a)
Ratios and supplemental data:
Net assets, end of period (in 000's)....    $     117     $      86    $     131
Ratio of net investment income to
 average net assets.....................         5.58%(b)       6.87%       7.33 %(b)
Ratio of expenses to average net assets:
  With expense reductions (Note 1)......         1.06%(b)       0.99%       1.00 %(b)
  Without expense reductions............         1.16%(b)       1.04%       1.03 %(b)
Portfolio turnover rate++++.............          225%(b)        268%        385 %

----------------

 (a) Not annualized.
 (b) Annualized.
 (c) Total investment return does not include sales charges.
 (d) These selected per share data were calculated based upon weighted average shares outstanding during the period.
 (e) Ratios are not meaningful due to short period of operation.
  + All capital shares issued and oustanding as of October 21, 1992 were reclassified as Class A shares.
 ++ Commencing October 22, 1992, the Fund began offering Class B shares. +++ Commencing June 1, 1995, the Fund began offering Advisor Class shares. ++++ Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares.
  * Calculation of "Ratio of expenses to average net assets" was made without considering the effect of expense reductions, if any.
N/A  Not Applicable.

    The accompanying notes are an integral part of the financial statements.

                                      F19

                   GT GLOBAL HIGH INCOME FUND -- CONSOLIDATED

                              FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------
Contained below is per share operating performance data for a share outstanding throughout the period, total investment return, ratios and supplemental data. This information has been derived from information provided in the financial statements.

                                                                            CLASS A
                                          ----------------------------------------------------------------------------
                                                                                                         OCTOBER 22,
                                                                                                             1992
                                                                                                        (COMMENCEMENT
                                           SIX MONTHS                                                   OF OPERATIONS)
                                             ENDED                  YEAR ENDED OCTOBER 31,                    TO
                                           APRIL 30,    ----------------------------------------------   OCTOBER 31,
                                              1997       1996 (D)      1995      1994 (D)    1993 (D)        1992
                                          ------------  ----------  ----------  ----------  ----------  --------------
Per Share Operating Performance:
Net asset value, beginning of period....   $   14.85    $   11.70   $   12.56   $   14.92   $   11.43     $   11.43
                                          ------------  ----------  ----------  ----------  ----------  --------------
Income from investment operations:
  Net investment income.................        0.62         1.27        1.35        0.94        0.78            --
  Net realized and unrealized gain
   (loss) on investments................        0.88         3.09       (1.09)      (1.87)       3.92            --
                                          ------------  ----------  ----------  ----------  ----------  --------------
    Net increase (decrease) from
     investment operations..............        1.50         4.36        0.26       (0.93)       4.70            --
                                          ------------  ----------  ----------  ----------  ----------  --------------
Distributions to shareholders:
  From net investment income............       (0.60)       (1.11)      (1.03)      (0.94)      (0.78)           --
  From net realized gain on
   investments..........................       (0.21)       (0.10)      (0.03)      (0.27)         --            --
  In excess of net realized gain on
   investments..........................          --           --          --       (0.22)         --            --
  Return of capital.....................          --           --       (0.06)         --          --            --
  From sources other than net investment
   income...............................          --           --          --          --       (0.43)           --
                                          ------------  ----------  ----------  ----------  ----------  --------------
    Total distributions.................       (0.81)       (1.21)      (1.12)      (1.43)      (1.21)           --
                                          ------------  ----------  ----------  ----------  ----------  --------------
Net asset value, end of period..........   $   15.54    $   14.85   $   11.70   $   12.56   $   14.92     $   11.43
                                          ------------  ----------  ----------  ----------  ----------  --------------
                                          ------------  ----------  ----------  ----------  ----------  --------------

Total investment return (c).............       10.23 %(a)     39.05%      2.81%     (6.45)%      43.6%           -- %(a)
Ratios and supplemental data:
Net assets, end of period (in 000's)....   $ 153,461    $ 178,318   $ 142,002   $ 167,974   $ 143,171     $     207
Ratio of net investment income to
 average net assets.....................        7.98 %(b)      9.52%     11.85%      7.00%       6.40%          N/A(e)
Ratio of operating expenses to average
 net assets.............................        1.61 %(b)      1.69%      1.75%      1.57%       2.20%          N/A(e)
Ratio of interest expense to average net
 assets.................................         N/A         0.04%        N/A        0.22%        N/A           N/A
Portfolio turnover rate++...............         164 %(b)       290%       213%       178%        195%          N/A

----------------

 (a) Not annualized
 (b) Annualized
 (c) Total investment return does not include sales charges.
 (d) These selected per share operating data were calculated based upon weighted average shares outstanding during the year.
 (e) Ratios are not meaningful due to short period of operation.
  + Commencing June 1, 1995, the Fund began offering Advisor Class shares. ++ Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing among the classes of shares issued.
N/A  Not Applicable.

    The accompanying notes are an integral part of the financial statements.

                                      F20

                   GT GLOBAL HIGH INCOME FUND -- CONSOLIDATED

--------------------------------------------------------------------------------
Contained below is per share operating performance data for a share outstanding throughout the period, total investment return, ratios and supplemental data. This information has been derived from information provided in the financial statements.

                                                                            CLASS B
                                          ----------------------------------------------------------------------------
                                                                                                         OCTOBER 22,
                                                                                                             1992
                                                                                                        (COMMENCEMENT
                                           SIX MONTHS                                                   OF OPERATIONS)
                                             ENDED                  YEAR ENDED OCTOBER 31,                    TO
                                           APRIL 30,    ----------------------------------------------   OCTOBER 31,
                                              1997       1996 (D)      1995      1994 (D)    1993 (D)        1992
                                          ------------  ----------  ----------  ----------  ----------  --------------
Per Share Operating Performance:
Net asset value, beginning of period....   $   14.83    $   11.69   $   12.56   $   14.90   $   11.43     $   11.43
                                          ------------  ----------  ----------  ----------  ----------  --------------
Income from investment operations:
  Net investment income.................        0.58         1.17        1.27        0.86        0.70            --
  Net realized and unrealized gain
   (loss) on investments................        0.88         3.09       (1.09)      (1.85)       3.90            --
                                          ------------  ----------  ----------  ----------  ----------  --------------
    Net increase (decrease) from
     investment operations..............        1.46         4.26        0.18       (0.99)       4.60            --
                                          ------------  ----------  ----------  ----------  ----------  --------------
Distributions to shareholders:
  From net investment income............       (0.55)       (1.03)      (0.96)      (0.86)      (0.70)           --
  From net realized gain on
   investments..........................       (0.21)       (0.09)      (0.03)      (0.27)         --            --
  In excess of net realized gain on
   investments..........................          --           --          --       (0.22)         --            --
  Return of capital.....................          --           --       (0.06)         --          --            --
  From sources other than net investment
   income...............................          --           --          --          --       (0.43)           --
                                          ------------  ----------  ----------  ----------  ----------  --------------
    Total distributions.................       (0.76)       (1.12)      (1.05)      (1.35)      (1.13)           --
                                          ------------  ----------  ----------  ----------  ----------  --------------
Net asset value, end of period..........   $   15.53    $   14.83   $   11.69   $   12.56   $   14.90     $   11.43
                                          ------------  ----------  ----------  ----------  ----------  --------------
                                          ------------  ----------  ----------  ----------  ----------  --------------

Total investment return (c).............        9.96 %(a)     38.16%      2.07%     (6.99)%      42.6%           -- %(a)
Ratios and supplemental data:
Net assets, end of period (in 000's)....   $ 253,260    $ 251,002   $ 214,897   $ 232,423   $ 127,035     $      53
Ratio of net investment income to
 average net assets.....................        7.33 %(b)      8.87%     11.20%      6.35%        5.8%          N/A(e)
Ratio of operating expenses to average
 net assets.............................        2.26 %(b)      2.34%      2.40%      2.22%        2.8%          N/A(e)
Ratio of interest expense to average net
 assets.................................         N/A         0.04%        N/A        0.22%        N/A           N/A
Portfolio turnover rate++...............         164 %(b)       290%       213%       178%        195%          N/A

----------------

 (a) Not annualized
 (b) Annualized
 (c) Total investment return does not include sales charges.
 (d) These selected per share operating data were calculated based upon weighted average shares outstanding during the year.
 (e) Ratios are not meaningful due to short period of operation.
  + Commencing June 1, 1995, the Fund began offering Advisor Class shares. ++ Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing among the classes of shares issued.
N/A  Not Applicable.

    The accompanying notes are an integral part of the financial statements.

                                      F21

                   GT GLOBAL HIGH INCOME FUND -- CONSOLIDATED

--------------------------------------------------------------------------------
Contained below is per share operating performance data for a share outstanding throughout the period, total investment return, ratios and supplemental data. This information has been derived from information provided in the financial statements.


                                                       ADVISOR CLASS+
                                          ----------------------------------------
                                           SIX MONTHS                 JUNE 1, 1995
                                              ENDED      YEAR ENDED        TO
                                            APRIL 30,    OCTOBER 31,  OCTOBER 31,
                                              1997        1996 (D)        1995
                                          -------------  -----------  ------------
Per Share Operating Performance:
Net asset value, beginning of period....    $   14.83     $   11.71    $   11.44
                                          -------------  -----------  ------------
Income from investment operations:
  Net investment income.................         0.64          1.34         0.57
  Net realized and unrealized gain
   (loss) on investments................         0.88          3.05         0.17
                                          -------------  -----------  ------------
    Net increase (decrease) from
     investment operations..............         1.52          4.39         0.74
                                          -------------  -----------  ------------
Distributions to shareholders:
  From net investment income............        (0.63)        (1.16)       (0.44)
  From net realized gain on
   investments..........................        (0.21)        (0.11)          --
  In excess of net realized gain on
   investments..........................           --            --           --
  Return of capital.....................           --            --        (0.03)
  From sources other than net investment
   income...............................           --            --           --
                                          -------------  -----------  ------------
    Total distributions.................        (0.84)        (1.27)       (0.47)
                                          -------------  -----------  ------------
Net asset value, end of period..........    $   15.51     $   14.83    $   11.71
                                          -------------  -----------  ------------
                                          -------------  -----------  ------------

Total investment return (c).............        10.36%(a)      39.38%       6.54 %(a)
Ratios and supplemental data:
Net assets, end of period (in 000's)....    $  16,985     $  15,298    $   1,463
Ratio of net investment income to
 average net assets.....................         8.33%(b)       9.87%      12.20 %(b)
Ratio of operating expenses to average
 net assets.............................         1.26%(b)       1.34%       1.40 %(b)
Ratio of interest expense to average net
 assets.................................          N/A          0.04%         N/A
Portfolio turnover rate++...............          164%(b)        290%        213 %

----------------

 (a) Not annualized
 (b) Annualized
 (c) Total investment return does not include sales charges.
 (d) These selected per share operating data were calculated based upon weighted average shares outstanding during the year.
 (e) Ratios are not meaningful due to short period of operation.
  + Commencing June 1, 1995, the Fund began offering Advisor Class shares. ++ Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing among the classes of shares issued.
N/A  Not Applicable.

    The accompanying notes are an integral part of the financial statements.

                                      F22

                        GT GLOBAL STRATEGIC INCOME FUND

                              FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------
Contained below is per share operating performance data for a share outstanding throughout each period, total investment return, ratios and supplemental data. This information has been derived from information provided in the financial statements.


                                                                          CLASS A+
                                          ------------------------------------------------------------------------
                                           SIX MONTHS
                                             ENDED                        YEAR ENDED OCTOBER 31,
                                           APRIL 30,    ----------------------------------------------------------
                                              1997       1996 (D)    1995 (D)      1994      1993 (D)      1992
                                          ------------  ----------  ----------  ----------  ----------  ----------
Per Share Operating Performance:
Net asset value, beginning of period....   $   11.76    $   10.32   $   10.88   $   13.61   $   11.25   $   10.91
                                          ------------  ----------  ----------  ----------  ----------  ----------
Income from investment operations:
  Net investment income.................        0.38         0.89        0.97        0.79        0.96        0.86
  Net realized and unrealized gain
   (loss) on investments................        0.08         1.44       (0.69)      (2.14)       2.85        0.31
                                          ------------  ----------  ----------  ----------  ----------  ----------
    Net increase (decrease) from
     investment operations..............        0.46         2.33        0.28       (1.35)       3.81        1.17
                                          ------------  ----------  ----------  ----------  ----------  ----------
Distributions to shareholders:
  From net investment income............       (0.38)       (0.82)      (0.80)      (0.79)      (0.96)      (0.83)
  From net realized gain on
   investments..........................          --           --          --       (0.38)      (0.37)         --
  In excess of net investment income....       (0.04)       (0.07)         --          --          --          --
  Return of capital.....................          --           --       (0.04)      (0.21)         --          --
  From sources other than net investment
   income...............................          --           --          --          --       (0.12)         --
                                          ------------  ----------  ----------  ----------  ----------  ----------
    Total distributions.................       (0.42)       (0.89)      (0.84)      (1.38)      (1.45)      (0.83)
                                          ------------  ----------  ----------  ----------  ----------  ----------
Net asset value, end of period..........   $   11.80    $   11.76   $   10.32   $   10.88   $   13.61   $   11.25
                                          ------------  ----------  ----------  ----------  ----------  ----------
                                          ------------  ----------  ----------  ----------  ----------  ----------

Total investment return (c).............        3.91 %(a)     23.00%      3.06%    (10.44)%      37.0%       11.1%
Ratios and supplemental data:
Net assets, end of period (in 000's)....   $ 146,964    $ 185,126   $ 188,165   $ 275,241   $ 287,870   $  83,849
Ratio of net investment income to
 average net assets.....................        6.44 %(b)      8.09%      9.64%      6.74%        7.2%        7.6%
Ratio of expenses to average net assets:
  With expense reductions (Note 1)......        1.40 %(b)      1.38%      1.42%      1.40%        1.7%        1.8%
  Without expense reductions............        1.43 %(b)      1.40%      1.45%        --%*        --%*        --%*
Ratio of interest expenses to average
 net assets.............................         N/A          N/A         N/A        0.10%        N/A         N/A
Portfolio turnover rate++++.............         128 %(b)       177%       238%       583%        310%        418%

----------------

 (a) Not Annualized
 (b) Annualized
 (c) Total investment return does not include sales charges.
 (d) These selected per share data were calculated based upon weighted average shares outstanding during the period.
 (e) Ratios are not meaningful due to the short period of operation of Class B shares.
  + All capital shares issued and outstanding as of October 21, 1992, were reclassified as Class A shares.
 ++ Commencing October 22, 1992, the Fund began offering Class B shares. +++ Commencing June 1, 1995, the Fund began offering Advisor Class shares. ++++ Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
  * Calculation of "Ratio of expenses to average net assets" was made without considering the effect of expense reductions, if any.
N/A  Not Applicable.

    The accompanying notes are an integral part of the financial statements.

                                      F23

                        GT GLOBAL STRATEGIC INCOME FUND

--------------------------------------------------------------------------------
Contained below is per share operating performance data for a share outstanding throughout each period, total investment return, ratios and supplemental data. This information has been derived from information provided in the financial statements.


                                                                            CLASS B++
                                          -----------------------------------------------------------------------------
                                                                                                          OCTOBER 22,
                                           SIX MONTHS                                                        1992
                                             ENDED                  YEAR ENDED OCTOBER 31,                    TO
                                           APRIL 30,    ----------------------------------------------    OCTOBER 31,
                                              1997       1996 (D)    1995 (D)      1994      1993 (D)        1992
                                          ------------  ----------  ----------  ----------  ----------  ---------------
Per Share Operating Performance:
Net asset value, beginning of period....   $   11.77    $   10.33   $   10.88   $   13.60   $   11.24      $   11.36
                                          ------------  ----------  ----------  ----------  ----------  ---------------
Income from investment operations:
  Net investment income.................        0.34         0.82        0.91        0.73        0.89           0.01
  Net realized and unrealized gain
   (loss) on investments................        0.09         1.44       (0.69)      (2.14)       2.85          (0.13)
                                          ------------  ----------  ----------  ----------  ----------  ---------------
    Net increase (decrease) from
     investment operations..............        0.43         2.26        0.22       (1.41)       3.74          (0.12)
                                          ------------  ----------  ----------  ----------  ----------  ---------------
Distributions to shareholders:
  From net investment income............       (0.34)       (0.75)      (0.73)      (0.72)      (0.89)            --
  From net realized gain on
   investments..........................          --           --          --       (0.38)      (0.37)            --
  In excess of net investment income....       (0.04)       (0.07)         --          --          --             --
  Return of capital.....................          --           --       (0.04)      (0.21)         --             --
  From sources other than net investment
   income...............................          --           --          --          --       (0.12)            --
                                          ------------  ----------  ----------  ----------  ----------  ---------------
    Total distributions.................       (0.38)       (0.82)      (0.77)      (1.31)      (1.38)            --
                                          ------------  ----------  ----------  ----------  ----------  ---------------
Net asset value, end of period..........   $   11.82    $   11.77   $   10.33   $   10.88   $   13.60      $   11.24
                                          ------------  ----------  ----------  ----------  ----------  ---------------
                                          ------------  ----------  ----------  ----------  ----------  ---------------

Total investment return (c).............        3.65 %(a)     22.15%      2.48%    (11.02)%      36.2%          (1.1)% (a)
Ratios and supplemental data:
Net assets, end of period (in 000's)....   $ 304,650    $ 333,178   $ 357,852   $ 458,550   $ 310,431      $     533
Ratio of net investment income to
 average net assets.....................        5.79 %(b)      7.44%      8.99%      6.09%        6.5%           N/A(e)
Ratio of expenses to average net assets:
  With expense reductions (Note 1)......        2.05 %(b)      2.03%      2.07%      2.05%        2.4%           N/A(e)
  Without expense reductions............        2.08 %(b)      2.05%      2.10%        --%*        --%*           --% *
Ratio of interest expenses to average
 net assets.............................         N/A          N/A         N/A        0.10%        N/A            N/A
Portfolio turnover rate++++.............         128 %(b)       177%       238%       583%        310%           418%

----------------

 (a) Not Annualized
 (b) Annualized
 (c) Total investment return does not include sales charges.
 (d) These selected per share data were calculated based upon weighted average shares outstanding during the period.
 (e) Ratios are not meaningful due to the short period of operation of Class B shares.
  + All capital shares issued and outstanding as of October 21, 1992, were reclassified as Class A shares.
 ++ Commencing October 22, 1992, the Fund began offering Class B shares. +++ Commencing June 1, 1995, the Fund began offering Advisor Class shares. ++++ Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
  * Calculation of "Ratio of expenses to average net assets" was made without considering the effect of expense reductions, if any.
N/A  Not Applicable.

    The accompanying notes are an integral part of the financial statements.

                                      F24

                        GT GLOBAL STRATEGIC INCOME FUND

--------------------------------------------------------------------------------
Contained below is per share operating performance data for a share outstanding throughout each period, total investment return, ratios and supplemental data. This information has been derived from information provided in the financial statements.

                                                      ADVISOR CLASS+++
                                          ----------------------------------------
                                           SIX MONTHS                 JUNE 1, 1995
                                              ENDED      YEAR ENDED        TO
                                            APRIL 30,    OCTOBER 31,  OCTOBER 31,
                                              1997        1996 (D)      1995 (D)
                                          -------------  -----------  ------------
Per Share Operating Performance:
Net asset value, beginning of period....    $   11.77     $   10.33    $   10.32
                                          -------------  -----------  ------------
Income from investment operations:
  Net investment income.................         0.40          0.93         0.41
  Net realized and unrealized gain
   (loss) on investments................         0.09          1.44        (0.04)
                                          -------------  -----------  ------------
    Net increase (decrease) from
     investment operations..............         0.49          2.37         0.37
                                          -------------  -----------  ------------
Distributions to shareholders:
  From net investment income............        (0.40)        (0.86)       (0.34)
  From net realized gain on
   investments..........................           --            --           --
  In excess of net investment income....        (0.04)        (0.07)          --
  Return of capital.....................           --            --        (0.02)
  From sources other than net investment
   income...............................           --            --           --
                                          -------------  -----------  ------------
    Total distributions.................        (0.44)        (0.93)       (0.36)
                                          -------------  -----------  ------------
Net asset value, end of period..........    $   11.82     $   11.77    $   10.33
                                          -------------  -----------  ------------
                                          -------------  -----------  ------------

Total investment return (c).............         4.17%(a)      23.39%       3.72 %(a)
Ratios and supplemental data:
Net assets, end of period (in 000's)....    $     507     $     479    $     443
Ratio of net investment income to
 average net assets.....................         6.79%(b)       8.44%       9.99 %(b)
Ratio of expenses to average net assets:
  With expense reductions (Note 1)......         1.05%(b)       1.03%       1.07 %(b)
  Without expense reductions............         1.08%(b)       1.05%       1.10 %(b)
Ratio of interest expenses to average
 net assets.............................          N/A           N/A          N/A
Portfolio turnover rate++++.............          128%(b)        177%        238 %

----------------

 (a) Not Annualized
 (b) Annualized
 (c) Total investment return does not include sales charges.
 (d) These selected per share data were calculated based upon weighted average shares outstanding during the period.
 (e) Ratios are not meaningful due to the short period of operation of Class B shares.
  + All capital shares issued and outstanding as of October 21, 1992, were reclassified as Class A shares.
 ++ Commencing October 22, 1992, the Fund began offering Class B shares. +++ Commencing June 1, 1995, the Fund began offering Advisor Class shares. ++++ Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
  * Calculation of "Ratio of expenses to average net assets" was made without considering the effect of expense reductions, if any.
N/A  Not Applicable.

    The accompanying notes are an integral part of the financial statements.

                                      F25

                             GT GLOBAL INCOME FUNDS

                                    NOTES TO
                              FINANCIAL STATEMENTS
                                 April 30, 1997

--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES
GT Global Government Income Fund, GT Global High Income Fund, GT Global Strategic Income Fund ("Funds") are a separate series of G.T. Investment Funds, Inc. ("Company"). Collectively, these Funds are known as the "GT Global Income Funds". The Company is organized as a Maryland corporation and is registered under the Investment Company Act of 1940, as amended ("1940 Act"), as an open-end management investment company. The Company has twelve series of shares in operation, each series corresponding to a distinct portfolio of investments.

The GT Global High Income Fund invests substantially all of its investable assets in Global High Income Portfolio ("Portfolio"). The Portfolio is organized as a New York Trust and is registered under the 1940 Act as an open-end management investment company.

The Portfolio has investment objectives, policies and limitations substantially identical to those of the GT Global High Income Fund. Therefore, the financial statements of the Fund and its respective Portfolio have been presented on a consolidated basis, and represent all activities of both the Fund and Portfolio. Through April 30, 1997, all of the shares of beneficial interest of the Portfolio were owned by either the Fund or Chancellor LGT Asset Management, Inc. (the "Manager"), which has a nominal ($100) investment in the Portfolio.

The Funds offer Class A, Class B, and Advisor Class shares, each of which has equal rights as to assets and voting privileges except that Class A and Class B each has exclusive voting rights with respect to its distribution plan. Investment income, realized and unrealized capital gains and losses, and the common expenses of each Fund are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its respective service and distribution expenses, and may differ in its transfer agent, registration, and certain other class-specific fees and expenses.

The following is a summary of significant accounting policies consistently followed by the Funds and Portfolio in the preparation of the financial statements. The policies are in conformity with generally accepted accounting principles, and the financial statements may include certain estimates made by management.

(A) PORTFOLIO VALUATION
The Funds calculate the net asset value of and complete orders to purchase, exchange, or repurchase Fund shares on each business day, with the exception of those days on which the New York Stock Exchange is closed.

Equity securities are valued at the last sale price on the exchange on which such securities are traded, or on the principal over-the-counter market on which such securities are traded, as of the close of business on the day the securities are being valued, or, lacking any sales, at the last available bid price. In cases where securities are traded on more than one exchange, the securities are valued on the exchange determined by the Manager to be the primary market.

Fixed income investments are valued at the mean of representative quoted bid and ask prices for such investments or, if such prices are not available, at prices for investments of comparative maturity, quality, and type; however, when the Manager deems it appropriate, prices obtained for the day of valuation from a bond pricing service will be used. Short-term investments are valued at amortized cost adjusted for foreign exchange translation and market fluctuation, if any.

Investments for which market quotations are not readily available (including restricted securities which are subject to limitations on their sale) are valued at fair value as determined in good faith by or under the direction of the Company's Board of Directors or the Portfolio's Board of Trustees.

Portfolio securities which are primarily traded on foreign exchanges are generally valued at the preceding closing values of such securities on their respective exchanges, and those values are then translated into U.S. dollars at the current exchange rates, except that when an occurrence subsequent to the time a value was so established is likely to have materially changed such value, then the fair value of those securities will be determined by consideration of other factors by or under the direction of the Company's Board of Directors or the Portfolio's Board of Trustees.

(B) FOREIGN CURRENCY TRANSLATION
The accounting records of each Fund and Portfolio are maintained in U.S. dollars. The market values of foreign securities, currency holdings, and other assets and liabilities are recorded in the books and records of the Funds or Portfolio (the phrase "Funds or Portfolio" hereinafter refers to the GT Global Government Income Fund, the GT Global Strategic Income Fund, and the Global High Income Portfolio) after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred.

A Fund or Portfolio does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, forward foreign currency contracts, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on a Fund's or Portfolio's books and the U.S. dollar equivalent of the amounts

                                      F26

                             GT GLOBAL INCOME FUNDS

actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities other than investments in securities at period end, resulting from changes in exchange rates.

(C) REPURCHASE AGREEMENTS
With respect to repurchase agreements entered into by a Fund or Portfolio, it is the Fund's or Portfolio's policy to always receive, as collateral, United States government securities or other high quality debt securities of which the value, including accrued interest, is at least equal to the amount to be repaid to the Fund or Portfolio under each agreement at its maturity.

(D) FORWARD FOREIGN CURRENCY CONTRACTS
A forward foreign currency contract ("Forward Contract") is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of the Forward Contract fluctuates with changes in currency exchange rates. The Forward Contract is marked-to-market daily and the change in market value is recorded by a Fund or Portfolio as an unrealized gain or loss. When the Forward Contract is closed, the Fund or Portfolio records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. Forward Contracts involve market risk in excess of the amount shown in the Fund's or Portfolio's "Statement of Assets and Liabilities". A Fund or Portfolio could be exposed to risk if a counterparty is unable to meet the terms of the contract or if the value of the currency changes unfavorably. A Fund or Portfolio may enter into Forward Contracts in connection with planned purchases or sales of securities, or to hedge against adverse fluctuations in exchange rates between currencies.

(E) OPTION ACCOUNTING PRINCIPLES
When a Fund or Portfolio writes a call or put option, an amount equal to the premium received is included in the Fund's or Portfolio's "Statement of Assets and Liabilities" as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option. The current market value of an option listed on a traded exchange is valued at its last bid price, or, in the case of an over-the-counter option, is valued at the average of the last bid prices obtained from brokers, unless a quotation from only one broker is available, in which case only that broker's price will be used. If an option expires on its stipulated expiration date or if the Fund or Portfolio enters into a closing purchase transaction, a gain or loss is realized without regard to any unrealized gain or loss on the underlying security and the liability related to such option is extinguished. If a written call option is exercised, a gain or loss is realized from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. If a written put option is exercised, the cost of the underlying security purchased would be decreased by the premium originally received. The Fund or Portfolio can write options only on a covered basis, which, for a call, requires that the Fund or Portfolio hold the underlying security and, for a put, requires the Fund or Portfolio to set aside cash, U.S. government securities or other liquid securities in an amount not less than the exercise price, or otherwise provide adequate cover at all times while the put option is outstanding. The Fund or Portfolio may use options to manage its exposure to the stock market and to fluctuations in currency values or interest rates.

The premium paid by the Fund or Portfolio for the purchase of a call or put option is included in the Fund's or Portfolio's "Statement of Assets and Liabilities" as an investment and subsequently "marked-to-market" to reflect the current market value of the option. If an option which the Fund or Portfolio has purchased expires on the stipulated expiration date, the Fund or Portfolio realizes a loss in the amount of the cost of the option. If the Fund or Portfolio enters into a closing sale transaction, the Fund or Portfolio realizes a gain or loss, depending on whether proceeds from the closing sale transaction are greater or less than the cost of the option. If the Fund or Portfolio exercises a call option, the cost of the securities acquired by exercising the call is increased by the premium paid to buy the call. If the Fund or Portfolio exercises a put option, it realizes a gain or loss from the sale of the underlying security, and the proceeds from such sale are decreased by the premium originally paid.

The risk associated with purchasing options is limited to the premium originally paid. The risk in writing a call option is that the Fund or Portfolio may forego the opportunity of profit if the market value of the underlying security or index increases and the option is exercised. The risk in writing a put option is that the Fund or Portfolio may incur a loss if the market value of the underlying security or index decreases and the option is exercised. In addition, there is the risk the Fund or Portfolio may not be able to enter into a closing transaction because of an illiquid secondary market.

(F) FUTURES CONTRACTS
A futures contract is an agreement between two parties to buy and sell a security at a set price on a future date. Upon entering into such a contract a Fund or Portfolio is required to pledge to the broker an amount of cash or securities equal to the minimum "initial margin" requirements of the exchange on which the contract is traded. Pursuant to the contract, the Fund or Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as "variation margin" and are recorded by the Fund or Portfolio as unrealized gains or losses. When the contract is closed, the Fund or Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The potential risk to the Fund or Portfolio is that the change in value of the underlying securities may not correlate to the change in value of the contracts. A Fund or Portfolio may use futures contracts to manage its exposure to the stock market and to fluctuations in currency values or interest rates.

(G) SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME
Security transactions are accounted for on the trade date (date the order to buy or sell is executed). The cost of securities sold is determined on a first-in, first-out-basis, unless otherwise specified. Dividends are recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Where a high level of uncertainty exists

                                      F27

                             GT GLOBAL INCOME FUNDS

as to its collection, income is recorded net of all withholding tax with any rebate recorded when received. A Fund or Portfolio may trade securities on other than normal settlement terms. This may increase the risk if the other party to the transaction fails to deliver and causes the Fund or Portfolio to subsequently invest at less advantageous prices.

(H) PORTFOLIO SECURITIES LOANED
At April 30, 1997, stocks with an aggregate value listed below were on loan to brokers. The loans were secured by cash collateral received by the Funds:

                                                     PERIOD ENDED APRIL 30, 1997
                                          -------------------------------------------------
                                          AGGREGATE VALUE        CASH
GT GLOBAL                                     ON LOAN         COLLATERAL     FEES RECEIVED
----------------------------------------  ---------------   --------------   --------------
Government Income Fund..................   $ 48,062,720      $  53,315,063      $192,330
Strategic Income Fund...................     28,203,307         31,692,850        79,477

For international securities, cash collateral is received by a Fund or Portfolio against loaned securities in an amount at least equal to 105% of the market value of the loaned securities at the inception of each loan. This collateral must be maintained at not less than 103% of the market value of the loaned securities during the period of the loan. For domestic securities, cash collateral is received by a Fund or Portfolio against loaned securities in the amount at least equal to 102% of the market value of the loaned securities at the inception of each loan. This collateral must be maintained at not less than 100% of the market value of the loaned securities during the period of the loan. Fees received from securities loaned were used to reduce the Funds' or Portfolio's custodian and other administrative expenses.

(I) TAXES
It is the intended policy of the Funds to meet the requirements for qualification as a "regulated investment company" under the Internal Revenue Code of 1986, as amended ("Code"). It is also the intention of the Funds to make distributions sufficient to avoid imposition of any excise tax under Section 4982 of the Code. Therefore, no provision has been made for Federal taxes on income, capital gains, or unrealized appreciation of securities held, and excise tax on income and capital gains. The GT Global Government Income Fund has a capital loss carryforward of $156,095,393 of which $140,349,807 expires in 2002, and $15,745,586 expires in 2003. The GT Global Strategic Income Fund has a capital loss carryforward of $110,439,537 of which $33,635,683 expires in 2002, and $76,803,854 expires in 2003.

(J) DISTRIBUTIONS TO SHAREHOLDERS
Distributions to shareholders are recorded by each Fund on the ex-date. Income and capital gain distributions are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Funds or Portfolio and timing differences.

(K) DEFERRED ORGANIZATIONAL EXPENSES
Expenses incurred by the GT Global High Income Fund and the Portfolio in connection with their organization, their initial registration with the Securities and Exchange Commission and with various states and the initial public offering of its shares aggregated $149,100 and $25,000, respectively. These expenses are being amortized on a straightline basis over a five-year period.

(L) FOREIGN SECURITIES
There are certain additional considerations and risks associated with investing in foreign securities and currency transactions that are not inherent in investments of domestic origin. The Fund's or Portfolio's investment in emerging market countries may involve greater risks than investments in more developed markets and the price of such investments may be volatile. These risks of investing in foreign and emerging markets may include foreign currency exchange rate fluctuations, perceived credit risk, adverse political and economic developments and possible adverse foreign government intervention.

(M) INDEXED SECURITIES
A Fund or Portfolio may invest in indexed securities whose value is linked either directly or indirectly to changes in foreign currencies, interest rates, equities, indices, or other reference instruments. Indexed securities may be more volatile than the reference instrument itself, but any loss is limited to the amount of the original investment.

(N) RESTRICTED SECURITIES
A Fund or Portfolio is permitted to invest in privately placed restricted securities. These securities may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. At the end of the period, restricted securities (excluding 144A issues) are shown at the end of the Fund's or Portfolio's Portfolio of Investments.

(O) LINE OF CREDIT
Each of the Funds, along with certain other funds advised by the Manager, has a line of credit with the Bank of Boston. The arrangement with the bank allows all specified funds to borrow an aggregate maximum amount of $100,000,000. Each of these three funds is limited to borrowing up to 33 1/3% of the value of each Fund's total assets. On April 30, 1997, the GT Global Strategic Income Fund had $8,000,000 in loans outstanding. In addition to the above line of credit, the Global High Income Portfolio has an additional line of credit with the Bank of Boston that allows the Portfolio to borrow a maximum amount of $25,000,000.

                                      F28

                             GT GLOBAL INCOME FUNDS

For the six months ended April 30, 1997, the average outstanding daily balance of bank loans (based on the number of days the loans were outstanding) for the GT Global Government Income Fund, GT Global High Income Fund and GT Global Strategic Income Fund was $6,142,857, $13,259,259, $12,974,359, respectively.
The average interest rate for the GT Global Government Income Fund, GT Global High Income Fund and GT Global Strategic Income Fund was 6.30%, 6.52% and 6.36%, respectively. Interest incurred for the period ended April 30, 1997 for the GT Global Government Income Fund, Global High Income Portfolio and GT Global Strategic Income Fund was $20,956, $103,113 and $105,467, respectively. Interest incurred is included in "Other Expenses" on the Statement of Operations.

(P) SECURITIES PURCHASED ON A WHEN-ISSUED OR FORWARD COMMITMENT BASIS
A Fund or Portfolio may trade securities on a when-issued or forward commitment basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund or Portfolio will generally purchase these securities with the intention of acquiring such securities, they may sell such securities before the settlement date. These securities are identified on the accompanying Portfolio of Investments. The Fund or Portfolio has set aside sufficient cash or liquid securities as collateral for these purchase commitments.

2. RELATED PARTIES
Chancellor LGT Asset Management, Inc. is the Funds' and Portfolio's investment manager and administrator. The GT Global Government Income Fund and GT Global Strategic Income Fund each pays the Manager investment management and administration fees at the annualized rate of 0.725% on the first $500 million of the average daily net assets of the Fund; 0.70% on the next $1 billion; 0.675% on the next $1 billion; and 0.65% on amounts thereafter. The GT Global High Income Fund pays administration fees to the Manager at the annualized rate of 0.25% of its average daily net assets. These fees are computed daily and paid monthly.

The Global High Income Portfolio pays investment management and administration fees to the Manager at the annualized rate of 0.475% on the first $500 million of average daily net assets of the Portfolio; 0.45% on the next $1 billion; 0.425% on the next $1 billion; and 0.40% on amounts thereafter, plus 2% of the Portfolio's total investment income calculated in accordance with generally accepted accounting principles, adjusted daily for currency revaluations, on a mark to market basis, of the Portfolio's assets; provided, however, that during any fiscal year this amount shall not exceed 2% of the Portfolio's total investment income calculated in accordance with generally accepted accounting principles. These fees are computed daily and paid monthly.

GT Global, Inc. ("GT Global"), an affiliate of the Manager, serves as the Funds' distributor. The Funds offer Class A, Class B, and Advisor Class shares for purchase.

Class A shares are subject to initial sales charges imposed at the time of purchase, in accordance with the schedule included in the Funds' current prospectus. GT Global collects the sales charges imposed on sales of Class A shares, and reallows a portion of such charges to dealers through which the sales are made. For the period ended April 30, 1997, GT Global retained the following sales charges: $6,902 for the GT Global Government Income Fund, $35,281 for the GT Global High Income Fund, and $14,740 for the GT Global Strategic Income Fund. Purchases of Class A shares exceeding $500,000 may be subject to a contingent deferred sales charge ("CDSC") upon redemption, in accordance with the Funds' current prospectus. GT Global collected CDSCs for the six months ended April 30, 1997, as follows: $5,273 for the GT Global Government Income Fund, $2,272 for the GT Global High Income Fund, and $0 for the GT Global Strategic Income Fund. GT Global also makes ongoing shareholder servicing and trail commission payments to dealers whose clients hold Class A shares.

Class B shares are not subject to initial sales charges. When Class B shares are sold, GT Global from its own resources pays commissions to dealers through which the sales are made. Certain redemptions of Class B shares made within six years of purchase are subject to CDSCs, in accordance with the Funds' current prospectus. For the six months ended April 30, 1997, GT Global collected CDSCs in the amount of: $615,898 for the GT Global Government Income Fund, $962,410 for the GT Global High Income Fund, and $969,970 for the GT Global Strategic Income Fund. In addition, GT Global makes ongoing shareholder servicing and trail commission payments to dealers whose clients hold Class B shares.

Pursuant to Rule 12b-1 under the 1940 Act, the Company's Board of Directors has adopted separate distribution plans with respect to the Funds' Class A shares ("Class A Plan") and Class B shares ("Class B Plan"), pursuant to which a Fund reimburses GT Global for a portion of its shareholder servicing and distributions expenses. Under the Class A Plan, a Fund may pay GT Global a service fee at the annualized rate of up to 0.25% of the average daily net assets of the Fund's Class A shares for GT Global's expenditures incurred in servicing and maintaining shareholder accounts, and may pay GT Global a distribution fee at the annualized rate of up to 0.35% of the average daily net assets of the Fund's Class A shares, less any amounts paid by the Fund as the aforementioned service fee, for GT Global's expenditures incurred in providing services as distributor. All expenses for which GT Global is reimbursed under the Class A Plan will have been incurred within one year of such reimbursement.

Pursuant to the Fund's Class B Plan, a Fund may pay GT Global a service fee at the annualized rate of up to 0.25% of the average daily net assets of the Fund's Class B shares for GT Global's expenditures incurred in servicing and maintaining shareholder accounts, and may pay GT Global a distribution fee at the annualized rate of up to 0.75% of the average daily net assets of the Fund's Class B shares for GT Global's expenditures incurred in providing services as distributor. Expenses incurred under the Class B Plan in excess of 1.00%

                                      F29

                             GT GLOBAL INCOME FUNDS

annually may be carried forward for reimbursement in subsequent years as long as that Plan continues in effect.

The Manager and GT Global voluntarily have undertaken to limit GT Global Government Income Fund's and GT Global Strategic Income Fund's expenses (exclusive of brokerage commissions, taxes, interest, and extraordinary expense) to the maximum annual rate of 1.85%, 2.50%, and 1.50% of the average daily net assets of the Fund's Class A, Class B, and Advisor Class shares, respectively. Similarly, they voluntarily have undertaken to limit GT Global High Income Fund's expenses to the maximum annual rate of 2.20%, 2.85%, and 1.85% of the average daily net assets of the Fund's Class A, Class B, and Advisor Class shares, respectively. If necessary, this limitation will be effected by waivers by the Manager of investment management and administration fees, waivers by GT Global of payments under the Class A Plan and/or Class B Plan and/or reimbursements by the Manager or GT Global of portions of the Fund's other operating expenses.

GT Global Investor Services, Inc. ("GT Services"), an affiliate of the Manager and GT Global, is the transfer agent of the Funds. For performing shareholder servicing, reporting, and general transfer agent services, GT Services receives an annual maintenance fee of $17.50 per account, a new account fee of $4.00 per account, a per transaction fee of $1.75 for all transactions other than exchanges and a per exchange fee of $2.25. GT Services also is reimbursed by the Funds for its out-of-pocket expenses for such items as postage, forms, telephone charges, stationery and office supplies.

The Manager is the pricing and accounting agent for the Funds and Portfolio. The monthly fee for these services to the Manager is a percentage, not to exceed 0.03% annually, of a Fund's or Portfolio's average daily net assets. The annual fee rate is derived by applying 0.03% to the first $5 billion of assets of all registered mutual funds advised by the Manager and 0.02% to the assets in excess of $5 billion and allocating the result according to each Fund's average daily net assets.

The Company pays each of its Directors who is not an employee, officer or director of the Manager, or any other affiliated company $5,000 per year plus $300 for each meeting of the board or any committee thereof attended by the Director. Each Portfolio pays each of its Trustees who is not an employee, officer, or director of the Manager, GT Global or GT Services $500 per year plus $150 for each meeting of the board or any committee thereof attended by the Trustee.

3. PURCHASES AND SALES OF SECURITIES
The following summarizes purchases and sales of investment securities, other than short-term investments, by each Fund or Portfolio for the year ended April 30, 1997:

                       PURCHASES AND SALES OF SECURITIES

                                                                                             PURCHASES
                                                                                  --------------------------------
                                                                                  U.S. GOVERNMENT    OTHER ISSUES
                                                                                  ---------------   --------------
GT Global Government Income Fund................................................   $ 14,950,377     $  337,435,674
Global High Income Portfolio....................................................             --        336,584,523
GT Global Strategic Income Fund.................................................             --        296,157,993

                                                                                               SALES
                                                                                  --------------------------------
                                                                                  U.S. GOVERNMENT    OTHER ISSUES
                                                                                  ---------------   --------------
GT Global Government Income Fund................................................   $ 27,411,191     $  376,337,397
Global High Income Portfolio....................................................     11,689,150        402,315,028
GT Global Strategic Income Fund.................................................      2,108,125        345,270,190

4. CAPITAL SHARES
At April 30, 1997, there were 6,000,000,000 shares of the Company's common stock authorized, at $0.0001 par value. Of this amount, 400,000,000 were classified as shares of the GT Global Telecommunications Fund; 400,000,000 were classified as shares of GT Global Government Income Fund; 200,000,000 were classified as shares of GT Global Health Care Fund; 200,000,000 were classified as shares of GT Global Strategic Income Fund; 200,000,000 were classified as shares of GT Global Currency Fund (inactive); 200,000,000 were classified as shares of GT Global Growth & Income Fund; 200,000,000 were classified as shares of GT Global Small Companies Fund (inactive); 200,000,000 were classified as shares of GT Global Latin America Growth Fund; 200,000,000 were classified as shares of GT Global Emerging Markets Fund; 200,000,000 were classified as shares of GT Global High Income Fund; 200,000,000 were classified as shares of GT Global Financial Services Fund; 200,000,000 were classified as shares of GT Global Natural Resources Fund; 200,000,000 were classified as shares of GT Global Infrastructure Fund; 200,000,000 were classified as shares of GT Global Consumer Products and Services Fund. The shares of each of the foregoing series of the Company were divided equally into two classes, designated Class A and Class B common stock. With respect to the issuance of Advisor Class shares, 100,000,000 shares were classified as shares of each of the fourteen series of the Company and designated as Advisor Class common stock. 1,400,000,000 shares remain unclassified. Transactions in capital shares of the Fund were as follows:

                                      F30

                             GT GLOBAL INCOME FUNDS

                           CAPITAL SHARE TRANSACTIONS

GT GLOBAL GOVERNMENT INCOME FUND

                                               SIX MONTHS ENDED
                                                APRIL 30, 1997                YEAR ENDED
                                                 (UNAUDITED)               OCTOBER 31, 1996
                                          --------------------------  --------------------------
CLASS A                                     SHARES        AMOUNT        SHARES        AMOUNT
----------------------------------------  -----------  -------------  -----------  -------------
Shares sold.............................   22,134,266  $ 192,081,057   19,126,586  $ 164,293,090
Shares issued in connection with
  reinvestment of distributions.........      403,972      3,492,355    1,643,833     14,228,931
                                          -----------  -------------  -----------  -------------
                                           22,538,238    195,573,412   20,770,419    178,522,021
Share repurchased.......................  (29,127,040)  (252,483,693) (36,969,597)  (318,856,283)
                                          -----------  -------------  -----------  -------------
Net decrease............................   (6,588,802) $ (56,910,281) (16,199,178) $(140,334,262)
                                          -----------  -------------  -----------  -------------
                                          -----------  -------------  -----------  -------------


                                               SIX MONTHS ENDED
                                                APRIL 30, 1997                YEAR ENDED
                                                 (UNAUDITED)               OCTOBER 31, 1996
                                          --------------------------  --------------------------
CLASS B                                     SHARES        AMOUNT        SHARES        AMOUNT
----------------------------------------  -----------  -------------  -----------  -------------
Shares sold.............................   11,853,341  $ 102,688,847   23,047,364  $ 198,774,141
Shares issued in connection with
  reinvestment of distributions.........      240,043      2,075,824      956,866      8,282,950
                                          -----------  -------------  -----------  -------------
                                           12,093,384    104,764,671   24,004,230    207,057,091
Share repurchased.......................  (15,954,400)  (138,160,548) (31,688,935)  (273,022,079)
                                          -----------  -------------  -----------  -------------
Net decrease............................   (3,861,016) $ (33,395,877)  (7,684,705) $ (65,964,988)
                                          -----------  -------------  -----------  -------------
                                          -----------  -------------  -----------  -------------

                                               SIX MONTHS ENDED
                                                APRIL 30, 1997                YEAR ENDED
                                                 (UNAUDITED)               OCTOBER 31, 1996
                                          --------------------------  --------------------------
ADVISOR CLASS                               SHARES        AMOUNT        SHARES        AMOUNT
----------------------------------------  -----------  -------------  -----------  -------------
Shares sold.............................        4,358  $      37,112      105,543  $     891,754
Shares issued in connection with
  reinvestment of distributions.........          330          2,837        1,345         11,541
                                          -----------  -------------  -----------  -------------
                                                4,688         39,949      106,888        903,295
Share repurchased.......................         (568)        (4,885)    (111,905)      (948,244)
                                          -----------  -------------  -----------  -------------
Net increase (decrease).................        4,120  $      35,064       (5,017) $     (44,949)
                                          -----------  -------------  -----------  -------------
                                          -----------  -------------  -----------  -------------

                                      F31

                             GT GLOBAL INCOME FUNDS

GT GLOBAL HIGH INCOME FUND

                                               SIX MONTHS ENDED               YEAR ENDED
                                                APRIL 30, 1997             OCTOBER 31, 1996
                                          --------------------------  --------------------------
CLASS A                                     SHARES        AMOUNT        SHARES        AMOUNT
----------------------------------------  -----------  -------------  -----------  -------------
Shares sold.............................   11,343,404  $ 175,928,253   25,694,335  $ 346,426,450
Shares issued in connection with
  reinvestment of distributions.........      361,479      5,594,577      607,445      8,023,249
                                          -----------  -------------  -----------  -------------
                                           11,704,883    181,522,830   26,301,780    354,449,699
Share repurchased.......................  (13,843,259)  (214,795,634) (26,422,858)  (355,715,247)
                                          -----------  -------------  -----------  -------------
Net decrease............................   (2,138,376) $ (33,272,804)    (121,078) $  (1,265,548)
                                          -----------  -------------  -----------  -------------
                                          -----------  -------------  -----------  -------------


                                               SIX MONTHS ENDED               YEAR ENDED
                                                APRIL 30, 1997             OCTOBER 31, 1996
                                          --------------------------  --------------------------
CLASS B                                     SHARES        AMOUNT        SHARES        AMOUNT
----------------------------------------  -----------  -------------  -----------  -------------
Shares sold.............................    8,176,139  $ 127,128,397   14,568,804  $ 194,636,619
Shares issued in connection with
  reinvestment of distributions.........      449,008      6,943,020      765,798     10,086,445
                                          -----------  -------------  -----------  -------------
                                            8,625,147    134,071,417   15,334,602    204,723,064
Share repurchased.......................   (9,237,820)  (144,065,918) (16,793,522)  (225,719,415)
                                          -----------  -------------  -----------  -------------
Net decrease............................     (612,673) $  (9,994,501)  (1,458,920) $ (20,996,351)
                                          -----------  -------------  -----------  -------------
                                          -----------  -------------  -----------  -------------

                                               SIX MONTHS ENDED               YEAR ENDED
                                                APRIL 30, 1997             OCTOBER 31, 1996
                                          --------------------------  --------------------------
ADVISOR CLASS                               SHARES        AMOUNT        SHARES        AMOUNT
----------------------------------------  -----------  -------------  -----------  -------------
Shares sold.............................    1,900,128  $  29,475,454    1,706,101  $  23,413,749
Shares issued in connection with
  reinvestment of distributions.........       50,506        781,734       40,101        546,903
                                          -----------  -------------  -----------  -------------
                                            1,950,634     30,257,188    1,746,202     23,960,652
Share repurchased.......................   (1,887,253)   (29,157,868)    (839,670)   (11,309,193)
                                          -----------  -------------  -----------  -------------
Net increase............................       63,381  $   1,099,320      906,532  $  12,651,459
                                          -----------  -------------  -----------  -------------
                                          -----------  -------------  -----------  -------------

                                      F32

                             GT GLOBAL INCOME FUNDS

GT GLOBAL STRATEGIC INCOME FUND

                                               SIX MONTHS ENDED               YEAR ENDED
                                                APRIL 30, 1997             OCTOBER 31, 1996
                                          --------------------------  --------------------------
CLASS A                                     SHARES        AMOUNT        SHARES        AMOUNT
----------------------------------------  -----------  -------------  -----------  -------------
Shares sold.............................    8,412,669  $ 101,155,066   15,025,486  $ 168,473,834
Shares issued in connection with
  reinvestment of distributions.........      336,031      4,032,272      829,046      9,085,802
                                          -----------  -------------  -----------  -------------
                                            8,748,700    105,187,338   15,854,532    177,559,636
Shares repurchased......................  (12,046,045)  (144,885,251) (18,331,797)  (204,237,090)
                                          -----------  -------------  -----------  -------------
Net decrease............................   (3,297,345) $ (39,697,913)  (2,477,265) $ (26,677,454)
                                          -----------  -------------  -----------  -------------
                                          -----------  -------------  -----------  -------------


                                               SIX MONTHS ENDED               YEAR ENDED
                                                APRIL 30, 1997             OCTOBER 31, 1996
                                          --------------------------  --------------------------
CLASS B                                     SHARES        AMOUNT        SHARES        AMOUNT
----------------------------------------  -----------  -------------  -----------  -------------
Shares sold.............................    4,378,899  $  52,858,608   12,778,909  $ 141,835,937
Shares issued in connection with
  reinvestment of distributions.........      471,415      5,664,030    1,206,362     13,216,165
                                          -----------  -------------  -----------  -------------
                                            4,850,314     58,522,638   13,985,271    155,052,102
Shares repurchased......................   (7,381,260)   (88,998,437) (20,318,197)  (224,904,917)
                                          -----------  -------------  -----------  -------------
Net decrease............................   (2,530,946) $ (30,475,799)  (6,332,926) $ (69,852,815)
                                          -----------  -------------  -----------  -------------
                                          -----------  -------------  -----------  -------------

                                               SIX MONTHS ENDED               YEAR ENDED
                                                APRIL 30, 1997             OCTOBER 31, 1996
                                          --------------------------  --------------------------
ADVISOR CLASS                               SHARES        AMOUNT        SHARES        AMOUNT
----------------------------------------  -----------  -------------  -----------  -------------
Shares sold.............................       14,435  $     174,289      278,551  $   3,010,280
Shares issued in connection with
  reinvestment of distributions.........        1,628         19,543        3,931         43,156
                                          -----------  -------------  -----------  -------------
                                               16,063        193,832      282,482      3,053,436
Shares repurchased......................      (13,897)      (168,236)    (284,638)    (3,054,110)
                                          -----------  -------------  -----------  -------------
Net increase (decrease).................        2,166  $      25,596       (2,156) $        (674)
                                          -----------  -------------  -----------  -------------
                                          -----------  -------------  -----------  -------------

5. WRITTEN OPTIONS:
The Global Government Income Fund's written options contract activity for the six months ended April 30, 1997 was as follows:

                              COVERED CALL OPTIONS

                                          UNDERLYING NOMINAL
                                            AMOUNT IN USD      PREMIUMS
                                          ------------------   ---------
Options outstanding at October 31,
  1996..................................                0      $       0
Options written.........................      127,650,000        711,622
Options cancelled in closing purchase
  transactions..........................                0              0
Options expired prior to exercise.......     (127,650,000)      (711,622)
Options exercised.......................                0              0
                                          ------------------   ---------
Options outstanding at April 30, 1997...                0      $       0
                                          ------------------   ---------
                                          ------------------   ---------

                                      F33

                             GT GLOBAL INCOME FUNDS

                                     NOTES

--------------------------------------------------------------------------------

                        GT GLOBAL INCOME FUNDS

GT GLOBAL FUNDS

GT GLOBAL OFFERS A BROAD RANGE OF FUNDS TO COMPLEMENT MANY INVESTORS' PORTFOLIOS. FOR MORE INFORMATION AND A PROSPECTUS ON ANY OF THE GT GLOBAL FUNDS, PLEASE CONTACT YOUR INVESTMENT ADVISOR OR CALL GT GLOBAL DIRECTLY AT 1-800-824-1580. THE PROSPECTUS CONTAINS MORE COMPLETE INFORMATION, INCLUDING CHARGES, EXPENSES AND THE RISKS OF GLOBAL AND EMERGING MARKET INVESTING. INVESTORS SHOULD READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

GROWTH FUNDS

GLOBALLY DIVERSIFIED FUNDS

GT GLOBAL WORLDWIDE GROWTH FUND
Invests around the world, including the U.S.

GT GLOBAL INTERNATIONAL GROWTH FUND
Provides portfolio diversity by investing outside the U.S.

GT GLOBAL EMERGING MARKETS FUND
Gives access to the growth potential of developing economies


GLOBAL THEME FUNDS

GT GLOBAL CONSUMER PRODUCTS AND SERVICES FUND
Focuses on worldwide opportunities from the demand for consumer products and services

GT GLOBAL HEALTH CARE FUND
Invests in growing health care industries worldwide

GT GLOBAL FINANCIAL SERVICES FUND
Focuses on the worldwide opportunities from the demand for financial services and products

GT GLOBAL INFRASTRUCTURE FUND
Seeks companies that build, improve or maintain infrastructure

GT GLOBAL NATURAL RESOURCES FUND
Concentrates on companies that own, explore or develop natural resources

GT GLOBAL TELECOMMUNICATIONS FUND
Invests in companies worldwide that develop, manufacture or sell telecommunications services or equipment


REGIONALLY DIVERSIFIED FUNDS

GT GLOBAL NEW PACIFIC GROWTH FUND
Offers access to the emerging and established markets of the Pacific Rim, excluding Japan

GT GLOBAL EUROPE GROWTH FUND
Focuses on investment opportunities in the new, unified Europe

GT GLOBAL LATIN AMERICA GROWTH FUND
Invests in the emerging markets of Latin America


SINGLE COUNTRY FUNDS

GT GLOBAL AMERICA SMALL CAP GROWTH FUND
Invests in equity securities of small U.S. companies

GT GLOBAL AMERICA MID CAP GROWTH FUND
Concentrates on medium-sized companies in the U.S.

GT GLOBAL AMERICA VALUE FUND
Concentrates on equity securities of large cap U.S. companies believed to be undervalued

GT GLOBAL JAPAN GROWTH FUND
Provides U.S. investors with direct access to the Japanese market


GROWTH AND INCOME FUND

GT GLOBAL GROWTH & INCOME FUND
Invests in blue-chip stocks and government securities


INCOME FUNDS

GT GLOBAL GOVERNMENT INCOME FUND
Earns monthly income from global government securities

GT GLOBAL STRATEGIC INCOME FUND
Allocates its assets among debt securities from the U.S., developed foreign countries and emerging markets

GT GLOBAL HIGH INCOME FUND
Invests in debt securities in emerging markets

GT GLOBAL FLOATING RATE FUND
Invests primarily in senior secured floating rate loans that have the potential to achieve a high level of current income

MONEY MARKET FUND

GT GLOBAL DOLLAR FUND
Invests in high-quality, U.S. dollar-denominated money market securities worldwide for stability and preservation of capital


THIS REPORT MUST BE ACCOMPANIED OR PRECEDED BY A CURRENT PROSPECTUS.

      [LOGO]

          GT Global, Inc.
          Fifty California Street
          27th Floor
          San Francisco, CA
          94111-4624

                                     DATED MATERIAL
                                     PLEASE EXPEDITE


          INCSAR706350JR.325
          June, 1997